                                                                   EXHIBIT 10.5




                         LOAN AND SECURITY AGREEMENT





                              December 22, 1995





           ARGENBRIGHT SECURITY, INC., ARGENBRIGHT, INC., ADI U.K. LIMITED AND AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED



                       ARGENBRIGHT HOLDINGS LIMITED AND
                            THE ADI GROUP LIMITED





                      FIRST UNION COMMERCIAL CORPORATION

                               TABLE OF CONTENTS



SECTION 1.  GENERAL DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1.    Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2.    Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         1.3.    Other Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.4.    Certain Matters of Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 2.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.1.    Power of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.2.    Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.3.    Modification of Agreement; Sale of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         2.4.    Reimbursement of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.5.    Indulgences Not Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         2.6.    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.7.    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.8.    Cumulative Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.9.    Execution in Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.10.   Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         2.11.   Lender's Consent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.12.   Time of Essence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.13.   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.14.   Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.15.   Marshalling; Payments Set Aside  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.16.   Governing Law; Consent to Forum  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         2.17.   General Waivers by Obligated Borrowers and Corporate Guarantors  . . . . . . . . . . . . . . . . . .  26
         2.18.   Jury Trial Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         2.19.   Arbitration and Preservation of Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 3.  CREDIT FACILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.1.    U.S. Revolver Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         3.2.    Termination of U.S. Revolver Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.3.    Term Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.4.    European Revolver Facility.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.5.    Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         3.6.    Mandatory Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         3.7.    All U.S. Loans to Constitute One Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 4.  INTEREST, FEES AND REPAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         4.1.    Interest, Fees and Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         4.2.    Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         4.3.    Application of Payments and Collections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         4.4.    Loan Account; Statements of Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

SECTION 5.  REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.1.    General Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         5.2.    Reaffirmation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         5.3.    Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         5.4.    Additional Closing Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 6.  COVENANTS AND CONTINUING AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.1.    Affirmative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         6.2.    Negative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         6.3.    Specific Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 7.  COLLATERAL: GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.1.    Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.2.    Representations, Warranties and Covenants -- Collateral  . . . . . . . . . . . . . . . . . . . . . .  49
         7.3.    Lien Perfection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.4.    Location of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.5.    Insurance of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         7.6.    Protection of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 8.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         8.1.    Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         8.2.    Acceleration of the Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.3.    Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         8.4.    Remedies Cumulative; No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

SECTION 9.  SPECIAL PROVISIONS RELATING TO ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.1.    Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         9.2.    Assignments, Records and Schedules of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         9.3.    Administration of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         9.4.    Collection of Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 10. SPECIAL PROVISIONS RELATING TO EQUIPMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
        10.1.    Dispositions of Equipment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56





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


                         LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made this 22nd day of December, 1995, by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), a North Carolina corporation with an office at the address specified in the signature page to this Agreement; and ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation") (Argenbright Security and Argenbright Transportation, collectively, "U.S. Borrowers"), ADI U.K. LIMITED ("ADI U.K.") and AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany") (ADI U.K. and ADI Germany, collectively, "European Borrowers") (U.S. Borrowers and European Borrowers, collectively, "Obligated Borrowers"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings Guarantor") and THE ADI GROUP LIMITED ("European Guarantor") (U.S. Holdings Guarantor and European Guarantor, collectively, "Corporate Guarantors") and each a corporation with its chief executive office and principal place of business at the address specified in the signature page to this Agreement.

         In consideration of the premises and the agreements, provisions and covenants herein contained and for TEN U.S. DOLLARS (U.S. $10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Obligated Borrowers, Corporate Guarantors and Lender agree as follows:


SECTION 1.  GENERAL DEFINITIONS

         1.1. Defined Terms. When used in this Agreement, the following terms are to have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                 Account Debtor - any Person who is or may become obligated on or under an Account.

                 Account Dispute Amount - the amount of U.S. $25,000, a dispute in excess of which obligates an Obligated Borrower to notify Lender thereof pursuant to Section 9 hereof.

                 Accounts - all of the following: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations and indebtedness arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) rights in, to and under all purchase orders for goods, services or other property;
         (c) rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due or to become due under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance); (e) uncertificated securities; and (f) proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

                 Adjusted Tangible Assets - at any date, all assets reflected on a balance sheet at such date for a Person, except: (i) any surplus resulting from any write-up of assets; (ii) any deferred assets other than prepaid expenses according to GAAP; (iii) any patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other intellectual property; (iv) any goodwill and any other amounts, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of the Person; (v) any Restricted Investments; (vi) any unamortized debt discount and expense; and (vii) any assets located outside the United States of America and notes and receivables due from obligors outside of the United States and not maintaining a place of business in the United States.

                 Adjusted Tangible Net Worth - at any date, a sum equal to:
         (i) the amount of the Adjusted Tangible Assets of a Person plus the amount described in Item 13 of the Financial and Contingency Schedule, less (ii) the amount of such Person's liabilities (other than capital stock and surplus) as shown on a balance sheet at such date, and including as liabilities all reserves shown on the balance sheet for contingencies and other potential liabilities, plus the amount of such Person's liabilities that represent Subordinated Debt on such date.

                 Administration Fee - the amount of U.S. $25,000 per annum, which the U.S. Borrowers are jointly and severally obligated to pay pursuant to Section 4 hereof.

                 Affiliate - a Person: (i) that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, Obligated Borrowers or Guarantors; (ii) that beneficially owns or holds 5% or more of any class of Voting Stock or other equity interest of Obligated Borrowers or Guarantors; or (iii) 5% or more of whose Voting Stock (or in the case of a Person which is not a corporation, 5% or more of whose equity interest) is beneficially owned or held by Obligated Borrowers or a Subsidiary of Obligated Borrowers or Guarantors. For purposes hereof, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock or other equity interests, by contract, or otherwise.

                 Agreement - this Loan and Security Agreement, including the Facility Letter, as it or the Facility Letter may be amended or supplemented pursuant to the terms hereof.

                 Applicable Law - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, but not limited to, all applicable common law and equitable principles; all provisions of all applicable federal, state, and local constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

                 Assignment of Accounts - has the meaning given that term in the Facility Letter.





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


                 Bank - First Union National Bank of Georgia, a national bank.

                 Base Rate - the rate of interest announced or quoted by Bank from time to time at its office in Atlanta, Georgia as its prime rate, whether or not Bank actually charges such rate and whether or not such rate is the lowest rate charged by Bank; and if the prime rate is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                 Base Rate Loans - Loans bearing interest at rates determined by reference to the Base Rate.

                 Business Day - any day that is not a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed in Atlanta, Georgia, and, with respect to all notices, determinations, fundings and payments in connection with Loans bearing interest at the LIBOR Rate, any day that is a Business Day described above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.

                 Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items or otherwise and the principal portion of payments with respect to Capitalized Lease Obligations, but excluding obligations under operating leases.

                 Capital Lease - any lease of Property which would be capitalized on the lessee's balance sheet in accordance with GAAP.

                 Capitalized Lease Obligation - any Indebtedness represented by obligations under a Capital Lease, and the amount of such Indebtedness is to be the capitalized amount of such obligations.

                 Charges - all federal, state, county, municipal, foreign or other taxes, assessments, levies, claims or charges upon any Obligated Borrower, its income or sales, or any of its properties.

                 Chattel Paper - is to have the meaning ascribed to "chattel paper" under the Code.

                 Closing Date - the date on which this Agreement is signed.

                 Code - the Uniform Commercial Code as adopted and in force in the State of Georgia.

                 Collateral - the U.S. Collateral and the European Collateral.





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



                 Consolidated - the consolidation of the accounts or other items as to which such term applies.

                 Controlled Disbursement Account - The lockbox account(s) of U.S. Borrowers at Bank and of European Borrowers at National Westminster Bank.

                 Current Assets - at any date, the amount at which all of the current assets of a Person would be properly classified as current assets on a balance sheet at such date in accordance with GAAP.

                 Debt Service Coverage - for any period, a Person's Net Operating Cash Flow for such period divided by the sum of current maturities of long-term Funded Indebtedness plus Interest Expense of the Person during such period.

                 Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                 Default Rate - a fluctuating rate per annum of two percent (2%) above the Base Rate, calculated daily (computed on the actual days elapsed over a year of 360 days).

                 Distribution - as applied to any Person, means, (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of such Person or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of such Person or any of its Subsidiaries now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of such Person or any of its Subsidiaries now or hereafter outstanding; and (d) any payment by such Person or any of its Subsidiaries of any management fees or similar fees whether pursuant to a management agreement or otherwise.

                 Document - is to have the meaning ascribed to "document" under the Code.

                 Dollars - and the sign "U.S. $" refer to currency of the United States of America.

                 EBIDAT - as applied to any Person, means, for any period, such Person's net income (but without deduction of income and franchise taxes that have been accrued), plus (a) Interest Expense paid or accrued, and (b) amortization and depreciation deducted in determining Net Income, provided that in calculating net income for the purpose of calculating EBIDAT there shall be excluded therefrom (i) any gain or loss arising from the sale of capital assets other than the Intergram transaction described in the Financial and Contingency Schedule; (ii) any gain arising from any write-up of assets; (iii) all earnings of any Subsidiary accrued prior to the date it became a Subsidiary; (iv) all earnings of any entity (other than a Subsidiary) substantially all the assets of which have been acquired in any manner by such Person, realized by such entity prior to the date of such acquisition; (v) all net earnings of any entity (other than a Subsidiary) in which such Person has an ownership interest unless such net earnings have actually been received by such Person in the form of cash distributions; (vi) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to such Person; (vii) all earnings of any Person to which any assets of such Person have been sold, transferred or disposed of, or into which such Person has merged, or with which such Person has been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) any gain arising from the acquisition of any Securities of such Person; and (ix) any gain arising from extraordinary or nonrecurring items.

                 Eligible U.S. Account - an Account arising in the ordinary course of the U.S. Borrowers' business which Lender, in its sole credit judgment, deems to be an Eligible U.S. Account. Without limiting the generality of the foregoing, no Account is to be an Eligible U.S. Account if: (i) it represents unearned Accounts that have been invoiced but as to which the U.S. Borrower has not rendered the invoiced services as of the date of the invoice; or (ii) it does not constitute a complete bona fide transaction which requires no further act under any circumstances on the part of a U.S. Borrower, except the sending of an invoice to the applicable Account Debtor, to make such Account payable by such Account Debtor; or (iii) it is owed by a Subsidiary or an Affiliate of an Obligated Borrower or Guarantor; or (iv) it is due for payment more than thirty (30) days after the original invoice date or it is unpaid more than ninety (90) days after the original invoice date; or (v) thirty percent (30%) or more of the Accounts from the Account Debtor are not deemed Eligible U.S. Accounts hereunder; or (vi) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or (vii) the Account Debtor is also creditor or supplier of any Obligated Borrower or Guarantor, or has disputed liability with respect to such Account, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor, to the extent of the amount of any offset, dispute or claim; or (viii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or (ix) it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or
         (x) Lender believes, in its sole judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless U.S. Borrowers assign their right to payment of such Account to Lender, in form and substance satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940, as amended; or (xii) the Account Debtor is located in the State of New Jersey, the State of Minnesota, or the State of Indiana, unless U.S. Borrowers have filed a Notice of Business Activities Report with the appropriate officials or duly qualifies to transact business in those states for the then current year; or (xiii) the Account Debtor is located in a state in which U.S. Borrowers are deemed to be doing business under the laws of such state and which denies creditors access to its courts in the absence of qualification to transact business in such state or of the filing of any reports with such state, unless U.S. Borrowers have qualified as a foreign corporation authorized to transact business in such state or has filed all required reports; or (xiv) the Account is subject to a Lien other than a Permitted Lien; or (xv) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Lender, in its sole discretion, to the extent such Account exceeds such limit; or (xvi) the Account is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; or (xvii) U.S. Borrowers have made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or (xviii) U.S. Borrowers have made an agreement with the Account Debtor to extend the time of payment thereof; or (xix) the Account has not been invoiced to the Account Debtor for a period of greater than 35 days from the date of rendition of services. Notwithstanding anything herein to the contrary, prior to the effectiveness of the Reorganization U.S. Eligible Accounts also include Accounts otherwise constituting U.S. Eligible Accounts but arising in the ordinary course of the business of the Reorganization Companies.

                 Eligible Unbilled Account - Any Eligible U.S. Account that has not been invoiced to the Account Debtor representing services rendered by the U.S. Borrowers within the preceding thirty (30) days.

                 Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to pollution, toxic waste or other environmental matters, including, but not limited to, the Resource Conservation and Recovery Act; the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Toxic Substances Control Act; the Clean Water Act; the Clean Air Act; the River and Harbor Act; the Water Pollution Control Act; the Marine Protection Research and Sanctuaries Act; the Deep-Water Port Act; the Safe Drinking Water Act; the Superfund Amendments and Reauthorization Act of 1986; the Solid Waste Disposal Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Mineral Lands and Leasing Act; the Surface Mining Control and Reclamation Act; the Oil Pollution Act of 1990; the Emergency Planning and Community Right-to-Know Act of 1986; state and federal superlien and environmental cleanup programs and laws; and U.S. Department of Transportation regulations.

                 Environmental Liens - Liens in favor of a governmental entity arising under or in connection with any Environmental Law.

                 Equipment - as applied to any Person, means, machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in such Person's operations or owned by such Person or in which such Person has an interest, whether now owned or hereafter acquired by such Person and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                 ERISA - the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder.

                 European Collateral - has the meaning given that term in the Facility Letter.

                 European Revolver Facility - the credit facility established by Lender in favor of the European Borrowers pursuant to the Facility Letter.

                 European Revolver Loan - a Loan made by Lender under the European Revolver Facility.

                 European Revolver Notes - the notes defined in the Facility Letter.

                 Event of Default - as defined in Section 8 of this Agreement.

                 Facility Letter - the letter attached to this Agreement setting forth, among other things, certain terms and provisions of the European Revolver Facility. The Facility Letter shall constitute a part of this Agreement.

                 Financial Statements - the financial statements described in and attached to the Financial and Contingency Schedule.

                 Fiscal Period - as applied to any Person, means, the fiscal period used by such Person on the date of this Agreement and disclosed on the Financial and Contingency Schedule.

                 Forfeiture Law - any state or federal law, rule or regulation under which any Property of a Person may be seized by a governmental agency or title thereto forfeited by reason of such Person's commission of a crime, including, without limitation, The Controlled Substances Act, Motor Vehicle Theft Law Enforcement Act of 1984, Money Laundering Control Act of 1986 and Illegal Exportation of War Materials Act.

                 Funded Indebtedness - All Indebtedness for money borrowed, Purchase Money Indebtedness, the face amount of the Letters of Credit then outstanding and Capitalized Lease Obligations that by their terms mature more than one year from the date of any calculation thereof or that are renewable or extendable at the option of the obligor to a date beyond one year from such date of calculation.

                 GAAP - as applied to the U.S. Borrowers and U.S. Holdings Guarantor, shall mean generally accepted accounting principles in the United States of America in effect from time to time and, as applied to the European Borrowers and the European Guarantor, shall mean generally accepted accounting principles in the United Kingdom in effect from time to time.

                 General Debenture - has the meaning given that term in the Facility Letter.

                 General Intangibles - as applied to any Person, means, all general intangibles of the such Person, whether now owned or hereafter created or acquired by the such Person, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, operational manuals, all claims under guaranties, security interests or other security held by or granted to such Person to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                 Guarantors - the Corporate Guarantors, the Owner and each of the other Persons who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

                 Guaranty Agreements - the Guaranty agreements which are to be executed by Guarantors in favor of Lender.

                 Hours Analysis Report - the report to be prepared by the U.S. Borrowers jointly on or before Wednesday of each week for the preceding week, setting forth the contract value of services rendered during the preceding week.

                 Indebtedness - as applied to any Person, means, without duplication (i) all items which would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations, (ii) all obligations of other Persons which such Person has guaranteed and
         (iii) in the case of any Obligated Borrower (without duplication), the Obligations; but excluding (other than for purposes of Section 8.1(E)) the guaranty of U.S. Holdings Guarantor guaranteeing obligations of Owner and described in Item 7 of the Financial and Contingency Schedule.

                 Instrument - is to have the meaning ascribed to "instrument" under the Code.

                 Interest Expense - the aggregate of all interest paid or accrued by a Person in accordance with GAAP.

                 Interest Margin -

                 (a) with respect to U.S. Revolver Facility, the rate set forth below opposite the relevant ratio of Funded Indebtedness to EBIDAT for Argenbright Holdings on a consolidated basis (computed as described below):


      Funded Indebtedness/       Libor Rate        Base Rate
            EBIDAT                 Loans             Loans
     ----------------------      ----------        ---------
     Greater than 4.0 to 1          2.75%             0.25%

     Greater than 3.0 to 1
     and less than or equal
     to 4.0 to 1                    2.50%             0.00%

     Less than or equal to
     3.0 to 1                       2.25%             0.00%




                 (b) with respect to the Term Loan Facility, the rate set forth below opposite the relevant ratio of Funded Indebtedness to EBIDAT for Argenbright Holdings on a consolidated basis (computed as described below):


                   Funded Indebtedness/     Libor Rate   Base Rate
                         EBIDAT               Loans        Loans
                   ---------------------    ----------   ---------
                   Greater than 4.0 to 1        3.25%        1.00%

                   Greater than 3.0 to 1
                   and less than or equal
                   to 4.0 to 1                  3.00%        0.75%

                   Less than or equal to
                   3.0 to 1                     2.75%        0.50%



                 Notwithstanding the foregoing, as of the Closing Date and to and through June 30, 1996, the Interest Margin for U.S. Revolver Loans shall be 2.5% for LIBOR Rate Loans and 0% for Base Rate Loans; and 3.00% for portions of the Term Loan consisting of LIBOR Rate Loans and 0.750% for portions of the Term Loan consisting of Base Rate Loans. Thereafter, adjustments to the Interest Margin for the U.S. Revolver Loans and the Term Loan shall be adjusted on the fifth (5th) Business Day after receipt by Lender of the financial statements and other reports necessary to calculate the ratio of Funded Indebtedness to EBIDAT as of the last day of the third (3rd), sixth (6th), ninth (9th) and thirteenth (13th) Fiscal Periods of U.S. Holdings Guarantor each calendar year, based on the ratio of (i) average Funded Indebtedness of U.S. Holdings Guarantor on a consolidated basis as of each of the immediately preceding thirteen (13) Fiscal Period-ends to (ii) the EBIDAT for U.S. Holdings Guarantor on a consolidated basis for the immediately preceding thirteen (13) Fiscal Periods. In the event that as of any such adjustment period, U.S. Borrowers shall have failed to deliver to Lender financial statements and other reports necessary for calculation of the Interest Margin, the Interest Margin for the U.S. Revolving Loan and the Term Loan shall be adjusted forty-five (45) days following such Fiscal Period-ends to 2.75% for LIBOR Rate Loans and 0.25% for Base Rate Loans under the U.S. Revolver Facility and 3.25% for LIBOR Rate Loans and 1.00% for Base Rate Loans under the Term Loan Facility.

                 Interest Period - any interest period applicable to a LIBOR Rate Loan or a Foreign Currency Loan (as defined in the Facility Letter); provided, that there shall be outstanding at any time no more than five (5) Interest Periods for LIBOR Rate Loans under the U.S. Revolver Facility and Term Loan and no more than two (2) Interest Periods for Loans under the European Revolver Facility.

                 Interest Rate Determination Date - the date on which Lender determines the interest rate applicable to any LIBOR Rate Loan pursuant to Section 4, which shall be the second Business Day prior to the first day of the Interest Period applicable to such LIBOR Rate Loan.

                 Inventory - as applied to any Person, means, all of such Person's inventory, whether now owned or hereafter acquired by such Person and wherever located, including, but not limited to, all goods intended for sale or lease by such Person, or to be furnished under contracts of service; all work in process; and all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Person's business.

                 Lender Guaranty Liability - as to each Letter of Credit, all liabilities of Obligated Borrowers or any of their Subsidiaries thereunder, whether contingent or otherwise, including with respect to a Letter of Credit: (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts that have been paid or made available by Lender or the issuing bank to the extent not reimbursed; and (c) all unpaid interest, fees and expenses.

                 Letter of Credit - a letter of credit at any time issued for the account of Obligated Borrowers.

                 Letter of Credit Fee - the amount equal to the average daily amount of Lender Guaranty Liability multiplied by one and twenty-five one hundredths percent (1.25%) per annum, calculated on the basis of a 360- day year for the number of days the applicable Letter of Credit is to remain outstanding.

                 Liabilities - all liabilities of a Person includable on a balance sheet of such Person.

                 LIBOR Rate - for each Interest Period, a rate of interest determined by Lender equal to:

                          (a) the rate of interest determined by Lender at
                 which deposits in Dollars for the relevant Interest Period are offered based on information presented on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period; provided, that if at least two such offered rates appear on the Reuters Screen LIBO Page in respect of such Interest Period, the arithmetic mean of all such rates will be the rate used; provided, further that if fewer than two offered rates appear or if Reuters ceases to provide LIBOR quotations, such rate shall be the rate of interest at which deposits in Dollars are offered for the relevant Interest Period by any of Bankers Trust Company, Bank of America National Trust and Savings Association or Chemical Bank (or any successor institution thereto) to first class banks in the London interbank market as of 11:00 a.m. (London time) on the applicable Interest Rate Determination Date, divided by

                          (b) a number equal to 1.0 minus the aggregate (but
                 without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System; (such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (1/16 of 1%).

                 LIBOR Rate Loans - Loans bearing interest at rates determined by reference to the LIBOR Rate as provided in subsection 4.1(A).

                 Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest, security title or lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, Obligated Borrowers are deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                 Loan Account - the loan account established on the books of Lender.

                 Loan Documents - this Agreement, the Other Agreements and the Security Documents.

                 Loan LIBOR Rate - with respect to the Loans, a fluctuating rate equal to the LIBOR Rate plus the Interest Margin applicable to such Loan, calculated daily (computed on the actual days elapsed over a year of 360 days).

                 Loans - all loans and advances made by Lender pursuant to this Agreement, including, without limitation, all U.S. Revolver Loans, the Term Loan, all European Revolver Loans, each payment made pursuant to a Letter of Credit.

                 Master Security Agreement - the Master Security Agreement of even date herewith among the Reorganization Companies, IPS Training Institute, Inc., Argenbright Motor Coach, Inc., Argenbright Substance Testing, Inc., and Lender.

                 Material Adverse Effect - the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (a) has or may be reasonably expected to have a material adverse effect upon the business, operations, Properties, condition (financial or otherwise) or business prospects of any or all Obligated Borrowers, any or all Guarantors, or any or all Subsidiaries, determined in the case of any of the U.S. Borrowers or the U.S. Holdings Guarantor, with respect to the U.S. Borrowers and the U.S. Holdings Guarantor as a whole and, in the case of any of the European Borrowers or the European Guarantor, with respect to the European Borrowers and the European Guarantor as a whole; (b) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any of the other Loan Documents;
         (c) has or may be reasonably expected to have any material adverse effect upon any of the Collateral, the Liens of Lender with respect to any of the Collateral or the priority of such Liens; or (d) materially impairs the ability of any or all Obligated Borrowers or any or all Guarantors to perform their obligations under this Agreement, any Guaranty Agreement or any of the other Loan Documents or of Lender to enforce or collect the obligations or realize upon any of the Collateral or the European Collateral in accordance with the Loan Documents and Applicable Law.

                 Material Agreement - those contracts set forth on the Material Agreement Schedule and all future contracts the annual revenues of which constitute in excess of the dollar amounts or percentages of such Person's annual revenues specified on the Material Agreement Schedule.

                 Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness in question or, to the extent permitted by Applicable Law, under such Applicable Law that may hereafter be in effect and which allow a higher maximum non-usurious interest rate than Applicable Law now allow. Notwithstanding any other provision hereof, the Maximum Rate is to be calculated on a daily basis (computed on the actual number of days elapsed over a year of 365 or 366 days, as the case may be).

                 Money Borrowed - as applied to Indebtedness, means (i) Indebtedness for borrowed money; (ii) Indebtedness, whether or not in any such case the same was for borrowed money, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property;
         (iii)  Indebtedness that constitutes a Capitalized Lease Obligation;
         (iv) Indebtedness under any agreement or obligation to reimburse the issuer of any letter of credit for amounts paid by the issuer on account of such letter of credit; and (v) Indebtedness under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof.

                 Mortgage - the security deed to be executed by Frank Argenbright on or about the Closing Date in favor of Lender and by which Frank Argenbright is to grant and convey to Lender, as security for the Obligations, a Lien upon the real Property of Frank Argenbright identified in the Location and Real Property Schedule.

                 Multiemployer Plan - has the meaning set forth in Section 4001(a) (3) of ERISA.

                 Net Operating Cash Flow - with respect to any period, a Person's EBIDAT, minus (i) all Unfinanced Capital Expenditures and
         (ii) all income and franchise taxes paid in cash during the period.

                 Net Proceeds - cash proceeds (including cash receivable (when received) by way of deferred payment) received by any Obligated Borrower from the sale, lease, transfer or other disposition of any Property (other than sales of transportation equipment as described on the Financial and Contingency Schedule), including, without limitation, insurance proceeds and awards of compensation received with respect to the destruction or condemnation of all or part of such Property, net of: (i) the costs incurred in connection with such sale, lease, transfer or other disposition; (ii) any tax liability arising from such transaction; and (iii) amounts applied to repayment of Funded Indebtedness (other than the Obligations) secured by a Permitted Lien on the Property disposed.

                 Notes - the U.S. Revolver Note, the Term Note and the European Revolver Note.

                 Obligations - all indebtedness, liabilities and obligations owing, arising, due or payable from each and every Obligated Borrower to Lender, Bank, or any other Lender Affiliate of every kind or nature, whether absolute or contingent, due or to become due, joint or several, liquidated or unliquidated, matured or unmatured, primary or secondary, now existing or hereafter incurred, purchase money or nonpurchase money, or arising under any of the Loan Documents or otherwise, and regardless of the form or purpose of such indebtedness, liabilities or obligations, including, without limitation, all of the Loans, all liabilities of each and every Obligated Borrower to Lender, Bank, or any other Lender Affiliate under any indemnity, reimbursement, letter of credit, banker's acceptance, guaranty, deposit or other agreement heretofore or hereafter executed by any Obligated Borrower with or in favor of Lender, Bank, or any other Lender Affiliate (whether or not any Obligated Borrower is the account party or drawer) and all overdrafts. The term includes, without limitation, all interest, charges, expenses, attorneys' fees and other sums chargeable to any Obligated Borrower under any of the Loan Documents and all obligations any Obligated Borrower may have (under contract or Applicable Law) to reimburse Lender, Bank, or any other Lender Affiliate in connection with any letter of credit, banker's acceptance or guaranty issued by Lender, Bank, or any other Lender Affiliate for any Obligated Borrower's benefit.

                 Original Term - the period of time beginning on the Closing Date and ending on the Termination Date.

                 Origination Fee - the amount of U.S. $66,250.00, which U.S. Borrowers are obligated to pay Lender pursuant to Section 4 of this Agreement.

                 OSHA - the Federal Occupational Safety and Health Act and all rules and regulations from time to time promulgated thereunder.

                 Other Agreements - any and all agreements, instruments and documents (other than this Agreement and the Security Documents), heretofore, now or hereafter executed by any or all Obligated Borrowers and delivered to Lender with respect to the transactions contemplated by this Agreement.

                 Overadvance - a Revolver Loan made by Lender when an Overadvance Condition exists or would result from the making of such Revolver Loan.

                 Overadvance Condition - at any date, a condition such that the principal amount of either the U.S. Revolver Loans or the European Revolver Loans outstanding on such date exceeds the U.S. Revolver Borrowing Base or the European Revolver Borrowing Base, respectively, on such date.

                 Owner - Frank A. Argenbright, Jr., who owns the Voting Stock of Argenbright Holdings and ADI Holdings on the Closing Date.

                 Participating Lender - each Person who is to be granted the right by Lender to participate in any of the Loans described in this Agreement.

                 Permanent Advance - the one million Dollar (U.S. $1,000,000) cash advance from ADI U.K. to Argenbright Security to be made on the last day of the second (2nd) Fiscal Period of 1996 of Argenbright Security, or on such earlier day following January 2, 1996 as Lender shall require.

                 Permitted Capital Expenditures - Capital Expenditures (including, without limitation, by way of Capital Leases) which, in the aggregate, as to Obligated Borrowers and their Subsidiaries, do not exceed the amount set forth in the Financial and Contingency Schedule during any fiscal year of Obligated Borrowers.

                 Permitted Indebtedness - any of the following: (i) the Permanent Advance; (ii) obligations owing to Lender; (iii) Subordinated Debt; (iv) Indebtedness of any Subsidiary to Obligated Borrowers; (v) current operating expenses (other than for Money Borrowed) which are not more than ninety (90) days past due, in each case incurred in the ordinary course of business and paid within such time period, unless the same are actively being contested in good faith and Obligated Borrowers are to have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Obligated Borrowers and their independent public accountants; (vi) obligations to pay Rentals permitted herein; (vii) Permitted Purchase Money Indebtedness; (viii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business; (ix) taxes not yet past due or payable; and (x) Indebtedness not included in clauses (i) through (ix) above which does not exceed at any time, in the aggregate, the amount set forth in the Financial and Contingency Schedule or which is otherwise described as Permitted Indebtedness on the Financial and Contingency Schedule.

                 Permitted Liens - any of the following: (i) Liens at any time granted in favor of Lender; (ii) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, lessors and other like Persons for labor, materials, supplies or rentals incurred in the ordinary course of any Obligated Borrower's business, but only if the payment thereof is not at the time required; (iii) Liens resulting from deposits made in the ordinary course of business in connection with workmen's compensation, unemployment insurance, social security and other like laws; (iv) attachment, judgment and other similar non-tax Liens (excluding Environmental Liens) arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such Liens is and continues to be effectively stayed and bonded on appeal in a manner satisfactory to Lender for the full amount thereof, the validity and amount of the claims secured thereby are being actively contested in good faith and by appropriate lawful proceedings, such Liens do not, in the aggregate, materially detract from the value of the Property of any Obligated Borrower or materially impair the use thereof in the operation of any Obligated Borrower's business; (v) Liens securing Indebtedness of a Subsidiary to any Obligated Borrower or another Subsidiary; (vi) Liens of a bank or other financial institution with respect to funds on deposit with such institution; (vii) such other Liens as appear on the Lien Schedule; and (viii) such other Liens as Lender may hereafter approve in writing; (ix) Purchase Money Liens securing Permitted Purchase Money Indebtedness which is not incurred in violation of this Agreement; and (x) Liens constituting easements, reservations, exceptions and other restrictions and conditions (other than to secure the payment of money) and such Liens do not, in the aggregate, materially detract from the value of the Property of any Obligated Borrower or materially impair the use thereof in the operation of any Obligated Borrower's business.

                 Permitted Proceeds Uses - The satisfaction of existing Indebtedness of Obligated Borrowers to SouthTrust Bank of Georgia, N.A. and National Westminster Bank, the issuance of one or more Letters of Credit to secure insurance obligations, and Obligated Borrowers' general operating needs to the extent not inconsistent with the provisions of this Agreement, for which purposes the Loans are to be used, pursuant to Section 3 hereof.

                 Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of any Obligated Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other Purchase Money Indebtedness and Capitalized Lease Obligations of Obligated Borrowers at the time outstanding.

                 Person - an individual, partnership, corporation, joint venture, joint stock company, limited liability company, land trust, business trust, unincorporated organization, a government or agency or political subdivision thereof, or any other form of entity.

                 Plan - an employee benefit plan now or hereafter maintained for employees of Obligated Borrowers that are covered by Title IV of ERISA.

                 Prohibited Transaction - any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

                 Projections - Obligated Borrowers' (i) annual budget prepared on a consolidated and division by division basis and (ii) forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements consistent with Obligated Borrowers' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                 Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                 Purchase Money Indebtedness - means and includes (i) any Funded Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Funded Indebtedness (other than the Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                 Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness incurred by any Obligated Borrower in connection with its acquisition of such fixed assets, but only if such Lien is at all times to be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien and such Lien constitutes a purchase money security interest under the Code.

                 Regular Rate - with respect to each Loan, a fluctuating rate per annum equal to the Base Rate, plus the Interest Margin applicable to such Loan, calculated daily (computed on the actual days elapsed over a year of 360 days).

                 Renewal Terms - as defined in Section 3 of this Agreement.

                 Rentals - as to any lease, as of the date of determination, all payments which the lessee is required to make by the terms thereof.

                 Reorganization - as defined in Section 5 of this Agreement.

                 Reorganization Companies - Argenbright Associates, Inc., Argenbright Polygraph, Inc., Argenbright West, Inc., Argenbright Security West, Inc., Argenbright Transportation West, Inc., Deltic, Inc., and Argenbright Maritime Services, Inc., all of which will be merged or dissolved into U.S. Borrowers or U.S. Holdings Guarantor pursuant to the Reorganization.

                 Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

                 Restricted Investment - any investment in cash or by delivery of Property to any Person, whether by acquisition of stock, Funded Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, in any Property except the following: (i) Property to be used in the ordinary course of business;
         (ii) Current Assets arising from the sale of goods and services in the ordinary course of business of Obligated Borrowers and their Subsidiaries; (iii) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (iv) investments in time deposits, demand deposits and certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least U.S. $500,000,000; (v) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than two hundred seventy (270) days from the date of creation thereof; and (vi) investments as set forth in the Financial and Contingency Schedule.

                 Revolver Loan - a Loan made by Lender under either the U.S. Revolver Facility or the European Revolver Facility.

                 Schedule of Accounts - the detailed aged trial balance of all Accounts of each Obligated Borrower existing as of the last day of the preceding Fiscal Period, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed and any other information Lender reasonably requests.

                 Scheduled Installments - the payments of the aggregate principal balance of the Term Loan which the U.S. Borrowers are obligated to pay pursuant to Section 3 hereof, which are to be paid in thirty-five (35) equal monthly payments, each in the amount of U.S. $41,667.00, payable on the first day of each month beginning February 1, 1996, with the balance due on the Termination Date.

                 Schedules - the full Schedules, together with all attachments thereto, provided by the Obligated Borrowers and the U.S. Holdings Guarantor and attached to this Agreement and made a part hereof.

                 Security - is to have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                 Security Documents - the Guaranty Agreements, the Mortgage, the Stock Pledge Agreements, the Master Security Agreement, the General Debenture, the Assignment of Accounts and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                 Solvent - as to any Person, means that such Person (i) owns Property the fair value of which is greater than the amount required to pay all of such Person's Indebtedness

         (including contingent debts), (ii) owns Property the present fair salable value of which is greater than the amount that will be required to pay the probable liability of such Person on its existing Indebtedness as such becomes absolute and matured, (iii) is able to pay all of its Indebtedness as such Indebtedness matures, and (iv) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                 Subordinated Debt - Indebtedness of any Obligated Borrower that is expressly subordinated to the Obligations pursuant to an agreement or provisions approved by Lender.

                 Subsidiary - as to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Person or one or more of the other Subsidiaries of the Person or a combination thereof, except that for purposes of this Agreement, Superior Services Company shall not be considered a Subsidiary.

                 Subsidiary Pledge Agreement - the Stock Pledge Agreement to be executed and delivered by Obligated Borrowers with respect to the capital stock of each of Obligated Borrowers' Subsidiaries, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

                 Term Loan - the Loan in the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 U.S. DOLLARS (U.S. $1,500,000.00), which is to be repayable in accordance with the terms of the Term Note.

                 Term Note - the Term Note to be executed by U.S. Borrowers on or about the Closing Date in favor of Lender to evidence the Term Loan.

                 Termination Date - the third anniversary of the Closing Date.

                 Unfinanced Capital Expenditure - any Capital Expenditure not constituting a Capital Lease Obligation or Purchase Money Indebtedness.

                 Unused Line Fee - an amount equal to (i) U.S. $20,000,000 less the average daily balance of the aggregate of the U.S. Revolver Loans and the average face amount of any Letters of Credit issued for the account of the U.S. Borrowers, during the preceding month, multiplied by (ii) three-eighths of one percent (0.375%) per annum (calculated on the basis of a 360-day year for the actual number of days elapsed), which the U.S. Borrowers are obligated to pay pursuant to Section 4 hereof.

                 U.S. Borrowing Base Certificate - the borrowing base certificate to be submitted with such frequency as Lender may require from time to time and in any event no less frequently than by the tenth (10th) Business Day of each Fiscal Period for and as of the last Business Day for the preceding Fiscal Period.

                 U.S. Collateral - all of the property constituting Collateral under the Master Security Agreement and all of the following described types of Property and interests in Property of U.S. Borrowers and U.S. Holdings Guarantor, whether now owned or existing or hereafter created, acquired or arising and wheresoever located: (A) all Accounts; (B) all Chattel Paper; (C) all Documents; (D) all Instruments; (E) all Inventory; (F) all Equipment; (G) all General Intangibles; (H) all capital stock of their Subsidiaries; (I) all monies and other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee of Lender; (J) all accessions to, substitutions for and all replacements, products and cash and noncash Proceeds of the Property described in (A) through (I) above, including, without limitation, Proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any or all of the Collateral; and (K) all books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of U.S. Borrowers pertaining to any of the Property described in (A) through (J) above and all other Property of U.S. Borrowers and U.S. Holdings Guarantor and interests of U.S. Borrowers and U.S. Holdings Guarantor in Property that now or hereafter secure the payment and performance of any of the Obligations pursuant to any of the Security Documents or otherwise.

                 U.S. Revolver Borrowing Base - at any date of determination thereof, an amount equal to the lesser of:

                          (a) an amount equal to (i) U.S. $20,000,000; minus (ii) all reductions in availability pursuant to Section 3.6; and minus (iii) the face amount of any Letters of Credit issued for the account of the U.S. Borrowers outstanding at such date; or

                          (b) an amount equal to (i) eighty-five percent (85%) (or such lesser percentage as Lender may in its sole and absolute discretion determine from time to time) of the net amount of Eligible U.S. Accounts outstanding and reflected in the most current U.S. Borrowing Base Certificate at such date that do not constitute Eligible Unbilled Accounts; plus (ii) the lesser of (A) sixty percent (60%) (or such lesser percentage as Lender may in its sole and absolute discretion determine from time to time) of the net amount of Eligible U.S. Accounts constituting Eligible Unbilled Accounts outstanding and reflected in the most current U.S. Borrowing Base Certificate on such date, or (B) U.S. $3,000,000 minus;
                 (iii) an amount equal to the sum of (A) any amounts which Obligated Borrowers are obligated to pay but do not pay when due and which Lender pays pursuant to any of the Loan Documents for the account of Obligated Borrowers, (B) the face amount of any Letters of Credit issued for the account of the U.S. Borrowers outstanding at such date, and (C) such reserves as Lender in its sole discretion elects to establish from time to time; and minus (iv) the Dollar amount in excess of one million Dollars (U.S. $1,000,000) of those Accounts otherwise constituting Eligible U.S. Accounts that are subject to any Lien (whether choate or inchoate) having priority over the security interest of Lender and arising under a performance or other surety bond; provided, that in calculating the Dollar amount of an Account subject to this clause (iv) there shall be included with respect to such Account only an amount equal to the lesser of (i) the maximum obligation or performance expense amount whose reimbursement or payment is secured by the Lien on the Account, and (ii) the amount of such Account.

         For purposes hereof, the net amount of Eligible U.S. Accounts at any time shall be the face amount of such Eligible U.S. Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances, sales or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

                 U.S. Revolver Facility - the credit facility established by Lender in favor of U.S. Borrowers pursuant to Section 3 hereof.

                 U.S. Revolver Loan - a Loan made by Lender under the U.S. Revolver Facility.

                 U.S. Revolver Note - the note defined in Section 3 of this Agreement.

                 Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         1.2. Accounting Terms. Except as defined or otherwise expressly provided for herein, all accounting terms are to be construed in accordance with GAAP, including any applicable statements, bulletins, opinions, interpretations, or other changes issued by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants or their committees, and all financial data pursuant to this Agreement are to be prepared in accordance with such principles consistently applied.

         1.3. Other Terms. All terms contained in this Agreement and not otherwise specifically defined herein are to have the meanings provided for by the Code to the extent the same are used or defined therein.

         1.4. Certain Matters of Construction. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used is deemed to cover all genders. The section titles, table of contents and list of schedules appear as a matter of convenience only and are not to affect the interpretation of this Agreement. All references to statutes and related regulations are to include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to this Agreement and any of the other Loan Documents, are to include any and all modifications or amendments thereto and any and all extensions or renewals thereof.


SECTION 2.  MISCELLANEOUS

         2.1. Power of Attorney. Each Obligated Borrower and Corporate Guarantor hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as such Obligated Borrower's or Corporate Guarantor's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to such Obligated Borrower or Corporate Guarantor and in either Such Obligated Borrower's or Corporate Guarantor's or Lender's name, but at the cost and expense of such Obligated Borrower or Corporate Guarantor:

                 (A) At any time, endorse such Obligated Borrower's or Corporate Guarantor's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control; and

                 (B) At such time or times upon or after the occurrence of an Event of Default and during the continuation thereof: (i) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral;
(ii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iii) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (iv) prepare, file and sign such Obligated Borrower's or Corporate Guarantor's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral; (v) receive, open and dispose of all mail addressed to such Obligated Borrowers or Corporate Guarantor and notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vi) endorse the name of any or all Obligated Borrowers or Corporate Guarantors upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender for application to the obligations; (vii) endorse the name of any or all Obligated Borrowers or Corporate Guarantors upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral;
(viii) use any Obligated Borrower's or Corporate Guarantor's stationery and sign the name of any or all Obligated Borrowers or Corporate Guarantors to verifications of the Accounts and notices thereof to Account Debtors; (ix) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral and to which any Obligated Borrower or Guarantor has access; (x) make and adjust claims under policies of insurance; and (xi) do all other acts and things necessary, in Lender's reasonable determination, to fulfill any or all Obligated Borrowers' or Guarantor's obligations under this Agreement or any of the other Loan Documents.

         2.2. Indemnity. Each Obligated Borrower and Corporate Guarantor does hereby indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender as the result of any Obligated Borrower's or Corporate Guarantor's failure to observe, perform or discharge such Obligated Borrower's or Corporate Guarantor's duties hereunder, except that the Obligated Borrowers and the Corporate Guarantors shall not be required to indemnify Lender for any loss, damage, suit,a action or proceeding to the extent, but only to the extent, caused by Lender's willful misconduct or gross negligence. Without limiting the generality of the foregoing, this indemnity is to extend to any claims asserted against Lender by any Person under any Environmental Laws. Additionally, if any taxes (excluding taxes imposed upon or measured by the net income of Lender, but including, without limitation, any intangibles tax, stamp tax, recording tax or franchise tax) are to be payable by Lender, any Obligated Borrower or any Corporate Guarantor on account of the execution or delivery of this Agreement, or the execution, delivery, issuance or recording of any of the other Loan Documents, or the creation of any of the Obligations hereunder, by reason of any existing or hereafter enacted federal, state, foreign or local statute, rule or regulation, any or all Obligated Borrowers and any or all Corporate Guarantors will pay (or will promptly reimburse Lender for the payment of) all such taxes, including, but not limited to, any interest and penalties thereon, and will indemnify and hold Lender harmless from and against liability in connection therewith. Notwithstanding any contrary provision of this Agreement, any obligation of any or all Obligated Borrowers or any or all Corporate Guarantors under this Agreement to indemnify Lender for any expense or liability incurred by Lender is to survive the payment in full of the Obligations.

         2.3. Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by all of the Obligated Borrowers, Corporate Guarantors and Lender. The Obligated Borrowers and the Corporate Guarantors may not sell, assign or transfer any interest in this Agreement or any of the other Loan Documents, or any portion thereof, including, without limitation, Obligated Borrowers' and Corporate Guarantors' rights, title, interests, remedies, powers, and duties hereunder or thereunder. Obligated Borrowers and Corporate Guarantors hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement, any of the other Loan Documents or any of the Obligations, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the event of any such participation, sale, assignment, transfer or other disposition, Lender is authorized to provide to each Participating Lender, assignee or transferee all information in Lender's possession regarding the Obligated Borrowers, Corporate Guarantors and the Collateral, provided such Participating Lender, assignee or transferee agrees to keep such information confidential consistent with the requirements of this Agreement.

         2.4. Reimbursement of Expenses. If, at any time or times prior or subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, Lender employs counsel for advice or other representation, or incurs legal expenses or other costs or out-of-pocket expenses in connection with: (A) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (B) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (C) periodic audits performed by Lender; (D) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Obligated Borrowers, Corporate Guarantors or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or any Obligated Borrower or Guarantor's affairs; (E) any attempt to enforce any rights or remedies of Lender or any Participating Lender against any Obligated Borrower, Corporate Guarantors or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (F) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then, in any such event, the attorneys' fees arising from such services and all expenses, costs, charges and other fees of such counsel or of Lender or relating to any of the events or actions described in this Section are to be payable two (2) Business Days after demand therefor, by any or all Obligated Borrowers or Corporate Guarantors to Lender or to such Participating Lender, as the case may be and are to be additional obligations hereunder secured by the Collateral. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include accountants' fees, costs and expenses; costs and expenses incurred by Lender's loan administration staff, audit staff and appraisal staff; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial over-time charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services. Each Obligated Borrower and Guarantor acknowledges and agrees that legal counsel to Lender does not represent such Obligated Borrowers and Guarantors as such Obligated Borrowers' and Guarantors' attorney, that such Obligated Borrowers and Guarantors have retained counsel of their own choice and have not and will not rely upon any advice from Lender's counsel and that such Obligated Borrowers' and Guarantors' reimbursement of expenses pursuant to this Agreement (even if effected by payment directly by such Obligated Borrowers and Guarantors to Lender's counsel) is not to be deemed to establish any attorney- client relationship between such Obligated Borrowers and Guarantors and Lender's counsel.

         2.5. Indulgences Not Waivers. Lender's failure, at any time or times hereafter, to require strict performance by any or all Obligated Borrowers or Corporate Guarantors of any provision of this Agreement is not to waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of an Event of Default by any Obligated Borrower or Guarantor under this Agreement or any of the other Loan Documents is not to suspend, waive or affect any other Event of Default by Obligated Borrowers under this Agreement or any of the other Loan Documents, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Obligated Borrowers or Corporate Guarantors contained in this Agreement or any of the other Loan Documents and no Event of Default by Obligated Borrowers or Corporate Guarantors under this Agreement or any of the other Loan Documents are to be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to the Obligated Borrowers. Lender may, by written notice to Obligated Borrowers or Corporate Guarantors, at any time and from time to time, waive any Default or any

Event of Default and its consequences, but any such waivers are to be for such period and subject to such conditions as are to be specified in any such notice. In the case of any such waiver, the Obligated Borrowers and Lender are to be restored to their former positions and rights hereunder and under the other Loan Documents and any Default or Event of Default so waived is to be deemed to be cured and not continuing during the period specified in such written notice. No such waiver is to extend to any subsequent or other Default or Event of Default or impair any right or remedy consequent thereon.

         2.6. Severability. Wherever possible, each provision of this Agreement is to be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is to be prohibited by or invalid under Applicable Law, such provision is to be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         2.7. Successors and Assigns. This Agreement, the Other Agreements and the Security Documents are to be binding upon and inure to the benefit of the successors and assigns of Obligated Borrowers, Corporate Guarantors and Lender. This provision, however, is not to be deemed to permit the Obligated Borrowers or Corporate Guarantors to sell, assign or transfer this Agreement or any of the other Loan Documents.

         2.8. Cumulative Effect. The provisions of the Other Agreements and the Security Documents are cumulative with the provisions of this Agreement.

         2.9. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered are to be deemed to be an original and all of which counterparts taken together are to constitute but one and the same instrument. In proving this Agreement in any judicial proceeding, it is not to be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.

         2.10. Notice. Except as otherwise expressly provided in this Agreement, all notices, requests and demands to or upon a party hereto are to be in writing and are to be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission to Obligated Borrowers or Lender, as the case may be, at the address specified in the signature page to this Agreement, or to such other address as each party may designate for itself by notice given in accordance with this Section; provided, however, that any notice, request or demand to or upon Lender pursuant to the provisions of Section 3 is not to be effective until received by Lender. Any written notice or demand is effective on the date that such notice is actually received by the noticed party and is deemed to have been validly served, given or delivered when received.

         2.11. Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender is authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

         2.12. Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

         2.13. Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         2.14. Interpretation. No provision of this Agreement or any of the other Loan Documents is to be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         2.15. Marshalling; Payments Set Aside. Lender is to be under no obligation to marshall any assets or securities in favor of any Obligated Borrower, Corporate Guarantor or any other Person or against or in payment of any or all of the Obligations. To the extent that any Obligated Borrower or Corporate Guarantors makes a payment or payments to Lender, or Lender enforces its security interest or exercises its rights of setoff, and such payment or payments for the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, are to be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         2.16. Governing Law; Consent to Forum. This Agreement has been negotiated, executed and delivered at and is to be deemed to have been made in Atlanta, Georgia. This Agreement is to be governed by and construed in accordance with the internal laws of the State of Georgia; provided, however, that if any of the Collateral is located in any other jurisdiction, the laws of such other jurisdiction are to govern the method, manner and procedure for foreclosure of Lender's lien upon such Collateral and the enforcement of Lender's other remedies in respect of such Collateral to the extent that the laws of such other jurisdiction are different from or inconsistent with the laws of Georgia. As part of the consideration for new value received, and regardless of any present or future domicile or principal place of business of Obligated Borrowers, Corporate Guarantors or Lender, the Obligated Borrowers and Corporate Guarantors hereby consent and agree that the Superior Court of Fulton County, Georgia, or, at Lender's option, the United States District Court for the Northern District of Georgia, Atlanta Division, is to have jurisdiction to hear and determine any claims or disputes between such Obligated Borrowers, Corporate Guarantors and Lender pertaining to this Agreement or to any matter arising out of or related to this Agreement; provided, however, Lender may, at its option, commence any action, suit or proceeding in any other appropriate forum or jurisdiction to obtain possession of or foreclosure upon any Collateral, to obtain other legal or equitable relief or to enforce any judgment or order obtained by Lender against any Obligated Borrower or Corporate Guarantor or with respect to any Collateral, to enforce any other right or remedy under this Agreement or to obtain any other relief deemed appropriate by Lender. The Obligated Borrowers and Corporate Guarantors expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and such Obligated Borrowers and Corporate Guarantors hereby waive any objection which such Obligated Borrowers or Corporate Guarantors may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court.

         2.17. General Waivers by Obligated Borrowers and Corporate Guarantors. To the fullest extent permitted by Applicable Law, the Obligated Borrowers and Corporate Guarantors waive (i) presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which the Obligated Borrowers and Corporate Guarantors may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) notice prior to Lender's taking possession or control of any of the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies, including the issuance of an immediate writ of possession; (iii) the benefit of all valuation, appraisement and exemption laws; (iv) any right any Obligated Borrower or Corporate Guarantor may have upon payment in full of the obligations to require Lender to terminate its security interest in the Collateral or in any other property of any Obligated Borrower or Corporate Guarantor until the execution by any Obligated Borrower or Guarantor, and by any person whose loans to any Obligated Borrowers or Corporate Guarantors are used in whole or in part to satisfy the obligations, of an agreement indemnifying Lender from any loss or damage Lender may incur as the result of dishonored checks or other items of payment received by Lender from any Obligated Borrowers or Corporate Guarantors or any Account Debtor and applied to the Obligations; and (v) notice of Lender's acceptance hereof.

         2.18. Jury Trial Waiver. Each Obligated Borrower, Corporate Guarantor and Lender waive the right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or related to any of the Loan Documents, the Obligations or the Collateral.

         2.19. Arbitration and Preservation of Remedies. Upon demand of any party hereto, whether made before or after institution of any judicial action, any dispute, claim or controversy ("Disputes") arising out of or connected with this Agreement or any other documents executed in connection herewith (the "Loan Documents") shall be resolved by binding arbitration as provided herein. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, and claims arising from Loan Documents executed in the future. Arbitration shall be conducted under the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Atlanta, Georgia or any place agreed to in writing by the parties. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

         Notwithstanding the preceding binding arbitration provision, each party hereto hereby preserves certain remedies that any party hereto may exercise freely, either alone or during a Dispute. Any party hereto shall have the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law, (ii) all rights of self help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property, and
(iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, and appointment of receiver. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute. Each party hereto agrees that it shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they may have now or which may arise in the future in connection with any Dispute, whether the Dispute is resolved by arbitration or judicially. Notwithstanding the foregoing, this arbitration provision does not apply to Disputes under or related to swap agreements.

SECTION 3.  CREDIT FACILITIES

         Subject to all of the terms and conditions of this Agreement, in reliance upon the representations and warranties made herein and in the other Loan Documents and the representations contained in the Schedules, and so long as no Default or Event of Default then exists, Lender will provide credit to the Obligated Borrowers as follows:

         3.1.    U.S. Revolver Facility.

                 (A) During the period from the date hereof through the day before the last day of the Original Term or the last Renewal Term, Lender is to make U.S. Revolver Loans to the U.S. Borrowers from time to time, as requested by the U.S. Borrowers in accordance with the terms herein, up to a maximum principal amount at any time outstanding under the U.S. Revolver Facility equal to the U.S. Borrowing Base at such time. If any of the unpaid U.S. Revolver Loans are Overadvances or exceed any other limitation set forth in this Agreement, such U.S. Revolver Loans are nevertheless to constitute Obligations that are secured by the U.S. Collateral and entitled to all of the benefits thereof.

                 (B) The U.S. Revolver Loans, which are to be evidenced by a Revolving Line of Credit Note (the "U.S. Revolver Note"), are to be used solely for Permitted Proceeds Uses.

                 (C) Borrowings under the U.S. Revolver Facility are to be as follows:

                          (i) Each Revolver Loan is to be made, or is to be deemed to be made, in the following manner: (a) the U.S. Borrower shall give Lender written, telephonic or electronic notice (provided that telephonic notice shall be promptly, and in any event within one Business Day, confirmed in writing by delivery of a written notice to Lender that conforms to the requirements of this paragraph), or notice in such other manner as may be agreed upon from time to time by Lender and U.S. Borrowers, of its intention to borrow (which notice is to be irrevocable) before 11:30 a.m. (Atlanta, Georgia time), specifying the amount of the proposed borrowing and the proposed borrowing date; (b) unless payment is otherwise timely made by the U.S. Borrowers, the becoming due of any amount required to be paid under this Agreement or the Notes as principal or accrued interest is to be deemed irrevocably to be a request by U.S. Borrowers for a U.S. Revolver Loan on the due date of, and in the amount required to pay, such principal and accrued interest; (c) unless payment is otherwise timely made by Obligated Borrowers, the becoming due of any other Obligations is to be deemed irrevocably to be a request for a U.S. Revolver Loan on the due date thereof in the amount then so due; and (d) the presentation by U.S. Borrowers for payment by Bank of any check or other item of payment drawn on a Controlled Disbursement Account is to be deemed irrevocably to be a request for a U.S. Revolver Loan in the amount of such check or other item of payment.

                          (ii) The proceeds of each U.S. Revolver Loan requested as described above are to be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter or other instructions from U.S. Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by U.S. Borrowers and Lender from time to time; and the proceeds of each U.S. Revolver Loan requested to satisfy an Obligation as described above are to be disbursed by Lender by way of direct payment of the relevant Obligation.

                          (iii) Each request, including specifically, but without limitation, a telephonic request, for a U.S. Revolver Loan is to be conclusively presumed to be made by a Person authorized by U.S. Borrowers to do so; and the making of the requested U.S. Revolver Loan will conclusively establish U.S. Borrowers' obligation to repay such U.S. Revolver Loan in accordance with this Agreement.

         3.2.    Termination of U.S. Revolver Facility.

                 (A) The U.S. Revolver Facility will be in effect for a period commencing on the date hereof and ending on the last day of the Original Term and will automatically renew itself for one (1) year periods thereafter (each a "Renewal Term"), unless terminated as hereinafter provided.

                 (B) Lender or U.S. Borrowers may terminate the U.S. Revolver Facility at the end of either the Original Term or any Renewal Term upon not less than one hundred twenty (120) days prior written notice; but Lender may immediately terminate the U.S. Revolver Facility, without notice, upon or after the occurrence of an Event of Default and during the continuation thereof.

                 (C) Upon at least ninety (90) days prior written notice to Lender, U.S. Borrowers may terminate the U.S. Revolver Facility on a day other than the last day of the Original Term; provided that U.S. Borrowers may, at any time prior to ten (10) days before the noticed termination date, give Lender written notice extending the termination date up to an additional ten
(10) days.

                 (D) Upon the effective date of any termination of the U.S. Revolver Facility, all of the Obligations, including, without limitation, the Term Loan and the European Revolver, will become due and payable and Lender may discontinue making further Loans to Obligated Borrowers. No termination (regardless of cause or procedure) of the U.S. Revolver Facility is to in any way affect or impair the rights, powers or privileges of Lender or the obligations, duties or liabilities of U.S. Borrowers in any way relating to
(i) any transaction or event occurring prior to the effective date of such termination or (ii) any of the undertakings, agreements, covenants, warranties or representations of U.S. Borrowers contained in this Agreement or any of the other Loan Documents.

         3.3. Term Loan. Provided no Default or Event of Default exists, Lender is to make the Term Loan to U.S. Borrowers. The Term Loan is to be funded concurrently with Lender's initial U.S. Revolver Loan. U.S. Borrowers are to make principal payments in the aggregate amounts of the applicable Scheduled Installments.

         3.4. European Revolver Facility. The Lender is to make the European Revolver Loans to the European Borrowers, from time to time, as requested by the European Borrowers on the terms, in such amounts and subject to such conditions as set forth in the Facility Letter attached hereto.

         3.5.    Letters of Credit.

                 (A) Lender shall from time to time itself or arrange for the Bank or an Affiliate of Lender to issue, extend or renew Letters of Credit for the account of U.S. Borrowers upon such terms and conditions as Lender may then require, provided that the face amount of any such Letter of Credit, when added to the outstanding amount of U.S. Revolver Loans, does not exceed the U.S. Borrowing Base; and provided, further, that at no time shall the maximum liability of Lender under outstanding Letters of Credit issued for account of U.S. Borrowers exceed U.S. $5,700,000. Lender may charge its customary fees or commissions for issuance, renewal or extension of a Letter of Credit. If an Event of Default occurs or exists, Obligated Borrowers (with respect to any Letter of Credit for the account of European Borrowers) or U.S. Borrowers (with respect to any Letter of Credit for the account of U.S. Borrowers), on demand, are to deliver to Lender good funds equal to 100% of Lender's maximum liability under all outstanding Letters of Credit, to be held as cash collateral for reimbursement obligations and other Indebtedness.

                 (B) Neither Lender nor its correspondents or agents are to be liable or responsible for, and Obligated Borrowers' (with respect to any Letter of Credit for the account of European Borrowers) or U.S. Borrowers (with respect to any Letter of Credit for the account of U.S. Borrowers) unconditional obligation to reimburse Lender for the obligations will not be affected by, any event or circumstance, including without limitation: (i) the validity, enforceability, genuineness or sufficiency of documents or of any endorsement thereon existing in connection with any Letter of Credit, even if such documents should in fact prove in any or all respects to be invalid, enforceable, insufficient, fraudulent or forged; (ii) any breach of contract or other dispute between such Obligated Borrowers and any beneficiary of a Letter of Credit; (iii) payment by Lender upon presentation of a draft or documents which do not comply in any respect with the terms of such Letter of Credit;
(iv) loss of or damage to any Collateral; (v) delay in giving or failure to give notice of arrival or any other notice; (vi) failure of any instrument to bear any reference or adequate reference to the Letter of Credit; or (vii) failure of any person to note the amount of any payment on the reverse of the Letter of Credit or to surrender to or take up the Letter of Credit or to forward documents in the manner required by the Letter of Credit; or (viii) any other matter whatsoever, excepting only with respect to each of the foregoing items the gross negligence (or negligence as to (iii) above) or willful misconduct of Lender or its agent. Any action taken or permitted to be taken by Lender or its agent under or in connection with any Letter of Credit, including related documents, or property, unless constituting gross negligence or willful misconduct (or negligence as to (iii) above) on the part of Lender or its agent, is to be binding on Obligated Borrowers and is not to create any resulting liability to Obligated Borrowers on the part of Lender or its agent. Obligated Borrowers will immediately examine any copy of the Letter of Credit (and any amendments thereof) sent to them by Lender or its agent, and Obligated Borrowers will immediately notify Lender in writing of any claim or irregularity.

                 (C) Any Letter of Credit issued hereunder is to be governed by the Uniform Customs of Practice for Documentary Credit, International Chamber of Commerce Publication No. 500, as revised from time to time, except to the extent that the terms of such publication would limit or diminish rights granted Lender hereunder or in any other Loan Document.

         3.6. Mandatory Prepayments. If any of the Property is sold by U.S. Borrowers, or if any of the Collateral pledged by U.S. Borrowers is taken by condemnation or if any insurance proceeds are to be payable to U.S. Borrowers or Lender as a consequence of any loss, theft or damage of any of the Collateral pledged by U.S. Borrowers, then Lender is entitled to receive, as a mandatory prepayment of the Term Loan (or, at Lender's option, such of the other Obligations as Lender may elect), the Net Proceeds received by U.S. Borrowers or Lender from such sale or condemnation or on account of such loss, theft or damage if such Net Proceeds exceed in the aggregate during any 12-month period U.S. $500,000. Each such prepayment is to be applied to the installments of principal due under the Term Loan in the inverse order of their maturities until payment thereof in full. Nothing in this Section is to be deemed to authorize U.S. Borrowers to sell any Property, except as expressly authorized herein.

         3.7. All U.S. Loans to Constitute One Obligation. The U.S. Revolver Loan and the Term Loan are to constitute one general obligation of the U.S. Borrowers, and are to be secured by

Lender's security interest in and Lien upon all of the U. S. Collateral, and by all other security interests and Liens heretofore, now or at any time or times hereafter granted by U.S. Borrowers of the Guarantors to Lender to the extent provided in the Security Documents under which any such Lien arises.


SECTION 4.  INTEREST, FEES AND REPAYMENT

         4.1.    Interest, Fees and Charges.

                 (A)      Interest.

                          (i) Rate of Interest. The U.S. Revolver Loans and the Term Loan shall bear interest from the date such Loans are made to the date paid at the Regular Rate or the Loan LIBOR Rate. The applicable basis for determining the rate of interest shall be selected by U.S. Borrowers initially at the time a notice of borrowing is given. The basis for determining the interest rate with respect to any Loan may be changed from time to time pursuant to subparagraph (iv) hereinafter. If on any day a Loan is outstanding with respect to which notice has not been delivered to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan shall bear interest at the Regular Rate.

                          (ii) Interest Periods.  In connection with each LIBOR
                 Rate Loan, U.S. Borrowers shall elect an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be either a one, two, three or six month period provided that:

                                  (1) the initial Interest Period for any Loan
                          shall commence on the funding date of such Loan;

                                  (2) in the case of immediately successive
                          Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                                  (3) if an Interest Period would otherwise
                          expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                                  (4) any Interest Period that begins on the
                          last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (5) below, end on the last Business Day of a calendar month;

                                  (5) no Interest Period shall extend beyond
                          the Original Term or any Renewal Term;

                                  (6) no Interest Period with respect to any of
                          the Loans may extend beyond a date on which U.S. Borrowers are required to make a scheduled payment of principal (other than a monthly payment of principal of the Term Loan) with respect to such Loan;

                                  (7) the Interest Period for a Loan that is
                          converted pursuant to subparagraph (iv) shall commence on the date of such conversion and shall expire on the date on which the Interest Period for the Loans so converted expires; and

                                  (8) there shall be no more Interest Periods
                          relating to LIBOR Rate Loans outstanding at any time than permitted by the definition of Interest Period contained in this Agreement.

                          (iii) Computation and Payment of Interest. In computing interest on any Loan, the date of funding of the Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a LIBOR Rate Loan, the date of conversion of such LIBOR Rate Loan to such Base Rate Loan shall be included and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Base Rate Loan being converted to a LIBOR Rate Loan, the date of conversion of such Base Rate Loan to such LIBOR Rate Loan, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

                          (iv) Conversion or Continuation. Subject to the provisions of this subparagraph (iv) and the limitation on the number of Interest Periods, U.S. Borrowers shall have the option to (1) convert at any time all or any part of outstanding Loans equal to U.S. $500,000 and integral multiples of U.S. $250,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis, or (2) upon the expiration of any Interest Period applicable to a LIBOR Rate Loan, to continue all or any portion of such Loan equal to U.S. $500,000 and integral multiples of U.S. $250,000 in excess of that amount as a LIBOR Rate Loan and the succeeding Interest Period(s) of such continued Loan shall commence on the last day of the Interest Period of the Loan to be continued; provided, that LIBOR Rate Loans may only be converted into Loans bearing interest determined by reference to an alternative basis on the expiration date of an Interest Period applicable thereto; and provided, further, that no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Event of Default or Default has occurred and is continuing; and provided, further, that no Loan may be converted into a LIBOR Rate Loan until five (5) days after the Closing Date.

                          U.S. Borrowers shall deliver a fully and properly
                 completed notice of conversion/continuation to Lender no later than 11:00 a.m. (Atlanta time) at least three (3) Business Days in advance of the proposed conversion/continuation date. In lieu of delivering the above-described notice of conversion/continuation, U.S. Borrowers may give Lender telephonic notice by the required time of any proposed conversion/continuation under this subparagraph (iv); provided, that such notice shall be promptly confirmed in writing by delivery of a notice of conversion/continuation to Lender on or before the proposed conversion/continuation date.

                          Lender shall not incur any liability to U.S.
                 Borrowers in acting upon any telephonic notice referred to above that Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Obligated Borrowers or for otherwise acting in good faith under this subparagraph (iv).

                          Except as provided in this subsection 4.1(A)(iv), a
                 notice of conversion/continuation for conversion to, or continuation of, a LIBOR Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable once given, U.S. Borrowers shall be bound to convert or continue in accordance therewith and Lender shall have no liability for acting in accordance with U.S. Borrowers' instructions contained therein.

         Interest is to be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days unless reference to a 365 or 366-day year is necessary in order not to exceed the Maximum Rate), commencing on the date hereof, and is to be payable monthly, in arrears, on the first day of each month.

                 (B) Default Rate of Interest. Upon the occurrence of an Event of Default, at Lender's sole discretion, the principal amount of the Obligations will bear interest at the Default Rate.

         The provisions herein relating to the Default Rate represent a fair and reasonable estimate by U.S. Borrowers and Lender of a fair average compensation for the loss that may be sustained by Lender due to the failure of Obligated Borrowers to make timely payments with respect to the Obligations and for the cost and expenses that may be incurred by Lender by reason of the occurrence of an Event of Default, the parties recognizing that the damages caused by such extra administrative expenses and loss of the use of funds is impracticable or extremely difficult to ascertain or estimate. Interest at the Default Rate shall be paid without prejudice to the rights of Lender to collect any other amounts provided to be paid hereunder or under any of the other Loan Documents or to declare a default under this Agreement or any of the other Loan Documents.

                 (C) Unused Line Fee. From and after the Closing Date, U.S. Borrowers will pay to Lender the Unused Line Fee monthly in arrears on the first day of the month following the Closing Date and the first day of each month thereafter.

                 (D) Letter of Credit Fees. U.S. Borrowers will pay to Lender, for each Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and excluding the date of expiration or termination of such Letter of Credit, the Letter of Credit Fee.

                 (E) Origination Fee. Concurrently with the initial Loan hereunder, U.S. Borrowers will pay to Lender the Origination Fee, which is to be deemed fully earned at the closing of the transactions contemplated hereby and is not to be subject to rebate except as may be required by Applicable Law. Such fee is to compensate Lender for the costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Obligated Borrowers have agreed to reimburse Lender pursuant to any other provisions of this Agreement or any of the other Loan Documents, such as, by way of example, legal fees and expenses.

                 (F) Capital Adequacy Charge. If after the date hereof Lender determines that (a) the adoption of any Applicable Law, rule or regulation regarding capital requirements for banks or bank holding companies or the subsidiaries thereof, (b) any change in the interpretation or administration of any such law, rule or regulation by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or (c) compliance by Lender or its holding company with any request or directive of any such governmental authority, central bank or comparable agency regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on Lender's capital to a level below that which Lender could have achieved (taking into consideration Lender's and its holding company's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that Lender's capital was fully utilized prior to such adoption, change or compliance) but for such adoption, change or compliance as a consequence of Lender's commitment to make the Loans pursuant hereto by any amount deemed by Lender to be material: (i) Lender is promptly, after Lender's determination of such occurrence, to give notice thereof to Obligated Borrowers, and (ii) Obligated Borrowers are to pay to Lender as an additional fee from time to time, on demand, such amount as Lender certifies to be the amount that will compensate Lender for such reduction.

         A certificate of Lender claiming entitlement to such compensation, setting forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to Lender, and the method by which such amounts were determined will be conclusive in the absence of manifest error. In determining such amount, Lender may use any reasonable averaging and attribution method.

                 (G) Maximum Interest. Regardless of any provision contained in this Agreement or any of the other Loan Documents, the aggregate of all amounts that are contracted for, charged or collected pursuant to the terms of this Agreement or any of the other Loan Documents and that are deemed interest is not to exceed the Maximum Rate under Applicable Law. No agreement, condition, provision or stipulation contained in this Agreement or any of the other Loan Documents or the exercise by Lender of any right or option whatsoever contained therein, or the prepayment by Obligated Borrowers of any of the Obligations, or the occurrence of any contingency whatsoever, is to entitle Lender to charge or receive or to obligate Obligated Borrowers to pay, interest or any charges, amounts, premiums or fees deemed interest by Applicable Law (referred to herein collectively as "Interest") in excess of the Maximum Rate. Obligated Borrowers acknowledge and stipulate that any Interest charged or received in excess of the Maximum Rate ("Excess") is to be the result of an accident and bona fide error and that, with fluctuations in the rates of interest set forth in this Agreement, or in the Term Note, and the Maximum Rate, such an unintentional result could inadvertently occur. To the extent received, any Excess is to be applied first to reduce the principal Obligations and the balance, if any, returned to Obligated Borrowers, it being the intent of the parties hereto not to enter into a usurious or otherwise illegal relationship. The right to accelerate the maturity of any of the Obligations does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and Lender does not intend to collect any unearned interest in the event of any such acceleration. The credit or return of any Excess is to constitute the acceptance by Obligated Borrowers of such Excess, and Obligated Borrowers are not to seek or pursue any other remedy, legal or equitable, against Lender, based in whole or in part upon contracting for, charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Lender, all interest at any time contracted for, charged or received from Obligated Borrowers in connection with any of the Loan Documents, to the extent permitted by Applicable Law, is to be amortized, prorated, allocated and spread in equal parts throughout the full term of the Obligations. Obligated Borrowers and Lender, to the maximum extent permitted under Applicable Law, will (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section are to be deemed to be incorporated into every Loan Document, whether or not any provision of this Section is referred to therein.

                 (H) Administration Fee. For services performed by the Lender in connection with its continuing administration hereof, Obligated Borrowers will pay to Lender the Administration Fee in advance on the Closing Date and on each anniversary of the Closing Date and continuing so long as any Obligation remains outstanding or the Revolver Facilities have not been terminated.

                 (I)      Costs Relating to LIBOR Rate Loans.   U.S. Borrowers
may repay a LIBOR Rate Loan on a day other than the last day of the applicable Interest Period, but only if U.S. Borrowers shall compensate Lender, for each such repayment, by the payment of the greater of (i) two thousand dollars ($2000) or (ii) all losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by Lender in connection with the reemployment of such funds) which Lender may incur because of such prepayment, upon Lender's written request (which request shall set forth in reasonable detail the basis for requesting any amounts pursuant to subsection (ii) and which shall, absent manifest error, be conclusive and binding upon all parties hereto).

         4.2. Payments. All payments by U.S. Borrowers are to be made in U.S. Dollars and without any defense, offset or counterclaim of any kind. Except where evidenced by notes or other instruments issued or made by Obligated Borrowers to Lender specifically containing payment provisions which are in conflict with this Section (in which event the conflicting provisions of said notes or other instruments are to govern and control), that portion of the Obligations consisting of:

                 (A) Principal payable on account of Revolver Loans is to be paid by Obligated Borrowers (with respect to European Revolver Loans) or U.S. Borrowers (with respect to U.S. Revolver Loans) to Lender immediately upon the earliest of: (i) the acceleration of the maturity and payment of such Loans after the occurrence of an Event of Default, or (ii) termination of the Revolver Facility; provided, however, that if an Overadvance Condition exists, Obligated Borrowers (with respect to European Revolver Loans) or U.S. Borrowers (with respect to U.S. Revolver Loans) will repay the Revolver Loans in an amount sufficient to eliminate such Overadvance Condition;

                 (B) Interest accrued on the principal amount of the Revolver Loans is to be paid on the earliest of (i) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the acceleration of the maturity and payment of such Loans after the occurrence of an Event of Default or (iii) termination of the Revolver Facility; provided, however, that Obligated Borrowers (with respect to European Revolver Loans) or U.S. Borrowers (with respect to U.S. Revolver Loans) hereby irrevocably request Lender, in Lender's sole discretion, to advance to U.S. Borrowers, and to charge to U.S. Borrowers' Loan Account hereunder as a U.S. Revolver Loan, a sum sufficient each month to pay all interest accrued on the obligations during the immediately preceding month;

                 (C) Costs, fees and expenses payable pursuant to this Agreement are to be paid by U.S. Borrowers, within two (2) Business Days of demand therefor, to Lender or to any other Person designated by Lender in writing; and

                 (D) The balance of the Obligations requiring the payment of money, if any, is to be paid by Obligated Borrowers to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents.

         4.3. Application of Payments and Collections. After the occurrence and during the continuation of an Event of Default, each Obligated Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Obligated Borrowers or from any of the Collateral. Lender is to have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records;
provided that payments by the European Borrowers may only be applied against Obligations of the European Borrowers. If as the result of collections of Accounts authorized hereunder a credit balance exists in the Loan Account, such credit balance is not to accrue interest in favor of Obligated Borrowers, but is to be available to Obligated Borrowers at any time or times for so long as no Default or Event of Default exists. Lender may, in its sole discretion, offset such credit balance against the Obligations upon or after the occurrence of an Event of Default.

         4.4. Loan Account; Statements of Account. Lender is to enter all Revolver Loans as debits to the Loan Account and is also to record in the Loan Account all payments made by Obligated Borrowers on Revolver Loans and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Obligated Borrowers hereunder. Lender will account to Obligated Borrowers monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender is to be deemed final, binding and conclusive upon Obligated Borrowers unless Lender is notified by a Obligated Borrowers in writing to the contrary within thirty (30) days after the date each account is mailed to the Obligated Borrowers. Such notice is only to be deemed an objection to those items specifically objected to therein.


SECTION 5.       REPRESENTATIONS AND WARRANTIES

         5.1. General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, each Obligated Borrower and Corporate Guarantor warrants, represents and covenants to Lender that:

                 (A) Each Obligated Borrower, Corporate Guarantor and any Subsidiary are entities duly organized, validly existing and in good standing as provided in the Corporate Information Schedule and have duly qualified and are authorized to do business and are in good standing as foreign corporations in all states and jurisdictions where the character of their Properties or the nature of their activities make such qualification necessary and the failure to qualify would have a Material Adverse Effect.

                 (B) During the preceding five (5) years, none of U.S. Borrowers or U.S. Holdings Guarantor has and none of the European Borrowers or European Guarantor has, during the preceding two (2) years, been known as or used any corporate, fictitious or trade names, and has had no office, place of business or agent for service of process located in any state or county except as disclosed in the Corporate Information Schedule.

                 (C) Each Obligated Borrower and Corporate Guarantor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. Such execution, delivery and performance have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of any Obligated Borrower or Corporate Guarantor; (ii) contravene any Obligated Borrower or Corporate Guarantor's charter, articles of incorporation or by- laws; (iii) violate, or cause any Obligated Borrower or Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Obligated Borrower or Corporate Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or Material Agreement to which any Obligated Borrower, Corporate Guarantor or any other signatory to the Loan Documents is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Obligated Borrower or Corporate Guarantor.

                 (D) This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Obligated Borrower and Corporate Guarantor enforceable against them in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally or by principles of equity pertaining to the availability of equitable remedies.

                 (E) Each Obligated Borrower, Corporate Guarantor and any Subsidiary has, and is in good standing with respect to, all governmental consents, approvals, authorizations, permits, certificates, inspections, and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, the failure of which to obtain would have a Material Adverse Effect.

                 (F) Each Obligated Borrower, Corporate Guarantor and Subsidiary owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others, all of which are listed in the Intellectual Property Schedule attached hereto and made a part hereof.

                 (G) The Corporate Information Schedule attached hereto and made a part hereof is true and correct. Each Obligated Borrower and Corporate Guarantor has good title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. Other than as set forth in the Corporate Information Schedule, there are not outstanding any options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of Obligated Borrowers or Corporate Guarantors, or any agreements or instruments binding upon any of Obligated Borrowers' or Corporate Guarantors' shareholders relating to the ownership of its shares of capital stock.

                 (H) Except for those entities excluded from the representations as set forth on the Corporate Information Schedule, each Obligated Borrower, Corporate Guarantor and any Subsidiary is now and, after giving effect to all Loans to be made hereunder, at all times will be, Solvent.

                 (I) Except as set forth on the Corporate Information Schedule, none of the Obligated Borrowers, Corporate Guarantors or any Subsidiary is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. No Obligated Borrowers or Corporate

Guarantors are a party or subject to any contract or agreement that restricts their right or ability to incur Indebtedness, other than as set forth in the Material Agreement Schedule. None of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien that is not a Permitted Lien.

                 (J) Except as set forth in the Financial and Contingency Schedule, there are no actions, suits, proceedings or investigations pending, or to the knowledge of any Obligated Borrower or Corporate Guarantors, threatened, against or affecting any Obligated Borrower, Corporate Guarantor or any of their Subsidiaries, or the business, operations, Properties, prospects, profits or condition of any Obligated Borrower, Corporate Guarantor or any of their Subsidiaries, in any court or before any governmental authority or arbitration board or tribunal, and no action, suit, proceeding or investigation shown in the Financial and Contingency Schedule will have a Material Adverse Effect. None of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries is in default with respect to any order, writ, injunction, judgement, decree or rule of any court, governmental authority or arbitration board or tribunal which would have a Material Adverse Effect.

                 (K) Each Obligated Borrower, Corporate Guarantor and any Subsidiary has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of its other Property, in each case, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except Permitted Liens.

                 (L) The Financial Statements have been prepared in accordance with GAAP and present fairly the financial position and the results of operations as of the date and for the periods set forth in the Financial Statements. Since the date of the Financial Statements, there has been no material change in the condition, financial or otherwise, of any Obligated Borrower, Corporate Guarantor or any of their Subsidiaries except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The Financial Statements, this Agreement or any other written statement of any Obligated Borrower or Corporate Guarantor to Lender (including, without limitation, any Obligated Borrower or Corporate Guarantor's filings, if any, with the Securities and Exchange Commission) do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Obligated Borrower or Corporate Guarantor has failed to disclose to Lender in writing which has had, or foreseeably will have, a Material Adverse Effect, other than facts which are generally available to the public and not particular to any Obligated Borrower or Related party, such as general economic and industry trends. The fiscal year of each Obligated Borrower, Corporate Guarantor and any Subsidiary ends as provided in the Financial and Contingency Schedule.

                 (M) Except as disclosed in the Employee Benefit Schedule, none of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries has any Plan. None of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries has received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a Material Adverse Effect, including, but not limited to, any Reportable Event or Prohibited Transaction, exists in connection with any Plan. None of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                 (N) Each Obligated Borrower, Corporate Guarantor and any Subsidiary has filed all federal and all material state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all Charges that are due and payable. The provision for taxes on the books of each Obligated Borrower, Corporate Guarantor and their Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

                 (O) Except as disclosed in the Material Agreement Schedule, none of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries is a party to any collective bargaining agreement and there are no grievances, disputes or controversies with any union or any other organization of any Obligated Borrower's or Corporate Guarantor's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization which would have a Material Adverse Effect.

                 (P) Each Obligated Borrower and Corporate Guarantor has duly complied with, and their Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all Applicable Law, and there have been no citations, notices or orders of noncompliance issued to any Obligated Borrower, Corporate Guarantor or any of their Subsidiaries under any such Applicable Law which would have a Material Adverse Effect.

                 (Q) Except as provided in the Financial and Contingency Schedule, no Obligated Borrower or Corporate Guarantor is obligated as surety or indemnitor under any surety or similar bond or other contract, and no Obligated Borrower or Corporate Guarantor has issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

                 (R) No event has occurred and no condition exists which would, upon the execution and delivery of this Agreement or any Obligated Borrower or Corporate Guarantor's performance hereunder, constitute a Default or an Event of Default. None of the Obligated Borrowers, Corporate Guarantors or any of their Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

                 (S) Except as provided in the Financial and Contingency Schedule, there are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

                 (T) Except in the ordinary course of business, there exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Obligated Borrower or Corporate Guarantor and any material supplier or any customer or group of customers whose purchases individually or in the aggregate are material to the business of any Obligated Borrowers or Corporate Guarantor. No present condition or state of facts or circumstances will, after the consummation of the transaction contemplated herein, have a Material Adverse Effect or prevent any Obligated Borrower or Corporate Guarantor from conducting such business in substantially the same manner in which it has heretofore been conducted.

                 (U) The Location and Real Property Schedule includes a complete listing of all Capital Leases and all operating leases of all Obligated Borrowers and Corporate Guarantors.

                 (V) None of the Obligated Borrowers or Corporate Guarantors is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         5.2. Reaffirmation. Each request for a Loan made by Obligated Borrowers pursuant to this Agreement or any of the other Loan Documents is to constitute (i) an automatic representation and warranty by all Obligated Borrowers and Corporate Guarantors to Lender that there does not then exist any Default or Event of Default and (ii) except for these representations and warranties that relate to a specific date, a reaffirmation as of the date of said request that all of the representations and warranties (subject to scheduling) of each of the Obligated Borrowers and the Corporate Guarantors contained in this Agreement and the other Loan Documents are true in all material respects, except for any changes in the nature of any Obligated Borrowers or Corporate Guarantor's business or operations consented to by Lender or not expressly prohibited by this Agreement.

         5.3. Survival of Representations and Warranties. Each Obligated Borrower and Corporate Guarantors covenant, warrant and represent to Lender that all representations and warranties of each Obligated Borrower and Guarantor contained in this Agreement, the Schedules or any of the other Loan Documents are to be true at the time of each Obligated Borrower and Guarantor's execution of this Agreement and the other Loan Documents, and are to survive the execution, delivery and acceptance hereof by Lender and the closing of the transactions described herein or related hereto.

         5.4. Additional Closing Representations and Warranties. To induce Lender to enter into this Agreement and make the initial advance hereunder, each Obligated Borrower warrants, represents and covenants that as of the Closing Date:

                 (A) The U.S. Borrowing Base exceeds the amount of the initial advance made under the U.S. Revolver Facility by at least U.S. $ 1,500,000, and the European Borrowing Base exceeds the amount of the initial advance made under the European Revolver Facility by at least Dollar Equivalent (as defined in the Facility Letter) $1,500,000.

                 (B) All corporate actions necessary to accomplish the restructuring of the U.S. Borrowers, the U.S. Holdings Guarantor and their Affiliates, as described in the Reorganization Schedule attached hereto and made a part hereof (the "Reorganization"), have been duly taken and authorized, are final and irrevocable, and will be fully effective as December 30, 1995, and such entities shall take no action to interfere with the effectiveness of the Reorganization.


SECTION 6.       COVENANTS AND CONTINUING AGREEMENTS

         6.1. Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, each Obligated Borrower and Corporate Guarantors is to:

                 (A) Cause the Obligated Borrowers and the Corporate Guarantors to comply with the Reporting Schedule.

                 (B) Pay and discharge, and cause each Subsidiary to pay and discharge, all Charges prior to the date on which such Charges become delinquent or penalties attach thereto, except and to the extent only that such Charges are being actively contested in good faith and by appropriate proceedings, such Obligated Borrower or Corporate Guarantor promptly notifies Lender in writing of such contest involving a charge in excess of $50,000, such Obligated Borrower or Corporate Guarantor maintains adequate reserves on its books therefor, the nonpayment of such Charges does not result in a Lien upon any Properties of such Obligated Borrower or Corporate Guarantor other than a Permitted Lien and will not result in a forfeiture of such Properties, the non-payment of such Charges will not have a Material Adverse Effect, and, if such contest is abandoned or determined adversely to such Obligated Borrower or Corporate Guarantor, such Obligated Borrower or Corporate Guarantor promptly pays all such Charges and any penalties and interest payable in connection therewith. Each Obligated Borrower and Corporate Guarantor is also to pay and discharge any lawful claims which, if unpaid, might become a Lien against any of Obligated Borrower or Corporate Guarantor's Properties except for Permitted Liens.

                 (C) Timely file, and cause each Subsidiary to timely file, all federal, state and local tax returns and other reports such Obligated Borrower, Corporate Guarantors or Subsidiary is required by law to file and maintain adequate reserves for the payment of all taxes, assessments, governmental charges, and levies imposed upon it, its income, or its profits, or upon any Property belonging to it.

                 (D) Pay to Lender, two (2) Business Days following demand therefor, any and all fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by the Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to any Obligated Borrower or any other Person on behalf of Obligated Borrowers, by Lender or any Participating Lender, proceeds of loans made by Lender to Obligated Borrowers pursuant to this Agreement and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the obligations.

                 (E) Except for the Reorganization, preserve and maintain, and cause each Subsidiary to preserve and maintain, its separate corporate existence and all rights, privileges, and franchises in connection therewith, and maintain, and cause each Subsidiary to maintain, its qualification and good standing in all states in which such qualification is necessary and in which failure to maintain such qualification and good standing would have a Material Adverse Effect.

                 (F) Maintain, and cause each Subsidiary to maintain, its Properties in good condition and make, subject to normal wear and tear, and cause each Subsidiary to make, all necessary renewals, repairs, replacements, additions and improvements thereto.

                 (G) Comply, and cause each Subsidiary to comply, with all Applicable Laws, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

                 (H) (i) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan; (ii) promptly after the filing thereof, furnish to Lender copies of any annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Affiliates subject to said Section; (iii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which any Obligated Borrower or Corporate Guarantor believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States district court of a trustee to administer the Plan; and (iv) furnish to Lender, promptly upon Lender's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

                 (I) Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of any Obligated Borrower or Corporate Guarantor, inspect and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, any Obligated Borrower or Corporate Guarantor's business, assets, liabilities, financial condition, business prospects and results of operations.

                 (J) Notify Lender in writing: (i) promptly after any Obligated Borrower or Corporate Guarantors learning thereof, of the commencement of any litigation affecting any Obligated Borrower or Corporate Guarantor or any of their Properties, and of the institution of any administrative proceeding which may have a Material Adverse Effect; (ii) promptly after any Obligated Borrower or Corporate Guarantors learning thereof, of any labor dispute to which any Obligated Borrower or Corporate Guarantor may become a party, any strikes or walkouts relating to any of their plants or other facilities which may have a Material Adverse Effect; (iii) promptly after the occurrence thereof, of any Default or Event of Default; (iv) promptly after any Obligated Borrower or Corporate Guarantors learning thereof, of any material default by any Obligated Borrower or Corporate Guarantor under any note, indenture, loan agreement, mortgage, lease, deed, guaranty or other similar agreement relating to any Indebtedness of any Obligated Borrower or Corporate Guarantor; and (vii) promptly after the occurrence thereof, of any default by any obligor under a note or other evidence of Funded Indebtedness payable to any Obligated Borrower or Corporate Guarantor.

                 (K) Provide Lender with a debt subordination agreement, in form and substance satisfactory to Lender, executed by each Obligated Borrower, Corporate Guarantor and any Person who is an officer, director or Affiliate of any Obligated Borrower or Corporate Guarantor to whom any Obligated Borrower or Corporate Guarantor is or hereafter becomes indebted for Money Borrowed, subordinating in right of payment and claim for all of such Indebtedness and any future advances thereon to the full and final payment and performance of the Obligations.

                 (L) At Lender's request, promptly execute or cause to be executed and deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Accounts, the face value of which exceeds U.S. $1,000, arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, such Obligated Borrower is to promptly notify Lender thereof in writing and is to execute any instruments and take any other action required or requested by Lender to comply with the provisions of the Federal Assignment of Claims Act or any other Applicable Law.

                 (M) Permit Lender to communicate directly with any of the following Persons concerning each Obligated Borrower and Corporate Guarantor, their business, the Collateral and the Loans (and Lender is irrevocably authorized to communicate with such Persons): (a) any service bureau, warehousing service, freight forwarder, trade creditor, consignee, bailee, or landlord; (b) any Person employed by any Obligated Borrower or Corporate Guarantor; and (c) each Obligated Borrower's and Corporate Guarantor's present and future independent public accountants, each of whom is authorized by each Obligated Borrower and Corporate Guarantor to communicate with Lender and to disclose to Lender any and all matters relating to each Obligated Borrower and Corporate Guarantor, their financial condition and prospects, and the Collateral.

                 (N) Cause ADI U.K. to make the Permanent Advance in strict accordance with the terms of the definition of Permanent Advance.

         6.2. Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any obligations to Lender, each Obligated Borrower and Corporate Guarantor is not to:

                 (A) Other than for the Reorganization, merge or consolidate, or permit any Subsidiary to merge or consolidate, with any Person; nor acquire, or permit any Subsidiary to acquire, all or any substantial part of the Properties of any Person.

                 (B) Except as set forth on the Financial and Contingency Schedule, make, or permit any Subsidiary to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, including, without limitation, any of Obligated Borrowers or Corporate Guarantor's Affiliates, officers or employees.

                 (C) Except as set forth on the Financial and Contingency Schedule, create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness, except Permitted Indebtedness, or guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable, or permit any Subsidiary to guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable, with respect to the Indebtedness of any Person except by endorsement of instruments or items of payment for deposit or collection.

                 (D) Enter into, or be a party to, or permit any Subsidiary to enter into or be a party to, any transaction with any Affiliate or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of each Obligated Borrower, Corporate Guarantors or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to such Obligated Borrower or Corporate Guarantor than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of such Obligated Borrower, Corporate Guarantor or Subsidiary.

                 (E) Become or agree to become, or permit any Subsidiary to become or agree to become, a general or limited partner in any general or limited partnership or a joint venturer in any joint venture.

                 (F) Enter into any transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects the Collateral or any Obligated Borrower or Corporate Guarantor's ability to repay the Obligations or permit or agree to, or permit any Subsidiary to permit or agree to, any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than in the ordinary course of business, all of which is to be reflected in the Schedules of Accounts submitted to Lender as required herein.

                 (G) Create or suffer to exist, or permit any Subsidiary to create or suffer to exist, any Lien upon any of their Property, income or profits, whether now owned or hereafter acquired, except Permitted Liens.

                 (H) Make, or permit any Subsidiary to make, any prepayment of any part or all of any Subordinated Debt; or otherwise repurchase, redeem or retire, or permit any Subsidiary to repurchase, redeem or retire, any instrument evidencing any such Subordinated Debt prior to maturity; or enter into or permit any Subsidiary to enter into any agreement (oral or written) which could in any way be construed to amend, modify, alter or terminate any one or more instruments or agreements evidencing or relating to any Subordinated Debt.

                 (I) Except as set forth on the Financial and Contingency Schedule, declare or make, or permit any Subsidiary to declare or make, any Distributions, other than (i) Distributions by any U.S. Borrower or any Subsidiary of any U.S. Borrower to any of the U.S. Holdings Guarantor and the U.S. Borrowers, (ii) Distributions by any European Borrower or any Subsidiary of any European Borrower to the European Guarantor and the European Borrowers, (iii) Distributions by any Subsidiary of the U.S. Holdings Guarantor that is not a U.S. Borrower or a Subsidiary of a U.S. Borrower to any of the U.S. Holdings Guarantor or the U.S. Borrowers, and (iv) Distributions by any Subsidiary of the European Guarantor that is not a European Borrower to any of the European Guarantor or the European Borrowers; provided that in the case of any such permitted Distribution, the Person making such Distribution would remain Solvent after taking such Distribution into account.

                 (J) Hereafter create any Subsidiary or divest themselves of any material assets by transferring them to any Subsidiary, or permit any Subsidiary to create any Subsidiary or divest itself of any material assets by transferring them to any Subsidiary.

                 (K) Other than Permitted Capital Expenditures, make any Capital Expenditures or permit any Subsidiary to make any Capital Expenditures.

                 (L) Transfer or permit any Subsidiaries to transfer their principal place of business or chief executive office to any locations other than those at which the same are presently kept or maintained, as set forth on the Location and Real Property Schedule, except upon at least sixty (60) days prior written notice to Lender and after the delivery to Lender of financing statements, if required by Lender, in form satisfactory to Lender to perfect or continue the perfection of Lender's Lien and security interest hereunder.

                 (M) Enter into or permit any Subsidiaries to enter into any new business or make or permit any of their Subsidiaries to make any material change in their business objectives, purposes or operations.

                 (N) Except as disclosed on the Financial and Contingency Schedule, sell, lease or otherwise dispose, or permit any Subsidiary to sell, lease or otherwise dispose, of any of their Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except for dispositions expressly authorized by this Agreement.

                 (O) Use or permit any Subsidiary to use any corporate name (other than their own) or any fictitious name, trade style or "d/b/a" except for the names disclosed on the Corporate Information Schedule.

                 (P) Own, purchase or acquire or permit any Subsidiary to own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Board of Governors of the Federal Reserve System as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender is to have received an opinion of counsel satisfactory to Lender to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Board of Governors then in effect.

                 (Q) Make or have, or permit any Subsidiary to make or have, any Restricted Investment.

                 (R) Change, or permit any Subsidiary to change, its fiscal year, or permit any Subsidiary to have a fiscal year different from that of Obligated Borrowers, except a change to a calendar year fiscal year.

                 (S) Except as disclosed on the Financial and Contingency Schedule, sell or otherwise dispose of any shares of capital stock of any Subsidiary, or permit any Subsidiary to issue any additional shares of their capital stock except director's qualifying shares.

                 (T) File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary.

                 (U) Except as set forth on the Financial and Contingency Schedule, become or permit any Subsidiary to become a party as "lessee" or "owner" under any Capital Lease.

                 (V) Permit or cause Superior Services Company to acquire any assets not owned, or expand its business activities existing, on the Closing Date.

Obligated Borrowers have informed Lender, and Lender acknowledges, that Obligated Borrowers, Corporate Guarantors and their Subsidiaries are currently considering acquisitions of additional companies or businesses, strategic alliances with customers, partnerships and other similar transactions, relationships and investments. Although Lender reserves all rights it has pursuant to this Agreement to consent to any such transaction, relationship or investment, and to refuse to give such consent in Lender's sole discretion, Lender will consider in good faith all requests for its consent to such transactions, relationships and investments.

         6.3. Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any obligations to Lender, the U.S. Borrowers and U.S. Holdings Guarantor shall, or shall cause:

                 (A) U.S. Holdings Guarantor (on a consolidated basis) to maintain at all times Adjusted Tangible Net Worth during the fiscal year ending December 31, 1996 of not less than $3,500,000 and, during each fiscal year thereafter, of not less than the sum of (i) $3,500,000 plus (ii) the greater of
(a) $1,000,000 or (b) seventy-five percent (75%) of the preceding fiscal year's net income after tax (computed in accordance with GAAP) plus (iii) the aggregate of the amounts added pursuant to clause (ii) above for all previous fiscal years occurring after the fiscal year ending December 31, 1996.

                 (B) U.S. Holdings Guarantor (on a consolidated basis) to maintain at each Fiscal Period-end a ratio of (i) average Funded Indebtedness for the immediately preceding thirteen (13) Fiscal Periods (provided that during the fiscal year ending December 31, 1996, such calculation shall be based upon the cumulative monthly average for such fiscal year) to (ii) EBIDAT for the immediately preceding thirteen (13) Fiscal Periods (provided that during the fiscal year ending December 31, 1996, such calculation shall be based upon the cumulative monthly average annualized for such fiscal year), of not less than the ratio shown below for the period corresponding thereto:


                            Period                     Ratio
                            ------                     -----
                    Closing Date through
                    December 31, 1996                 4.75 to 1

                    January 1, 1997 through
                    December 31, 1997                 4.50 to 1

                    January 1, 1998 and
                    thereafter                        4.25 to 1


                 (C) U.S. Holdings Guarantor (on a consolidated basis) to maintain at each Fiscal Period-end a Debt Service Coverage for the immediately preceding thirteen (13) Fiscal Periods (provided that during the fiscal year ending December 31, 1996, such calculation shall be based upon the cumulative monthly average annualized for such fiscal year and provided further that during the fiscal year ending December 31, 1996 and such calculation shall exclude a U.S. $350,000 payment made with respect to taxes due for the fiscal year ended December 31, 1995) of not less than the ratio shown below for the period corresponding thereto:


                          Period                         Ratio
                          ------                         -----
                    Closing Date through
                    December 31, 1996                   1.30 to 1

                    January 1, 1997 and
                    thereafter                          1.35 to 1


                 (D) U.S. Borrowers (on a combined basis) to maintain at all times excess availability under the U.S. Revolver Facility (the excess of the amount of the U.S. Borrowing Base on such date over the then outstanding amount of the U.S. Revolver Loans and face amount of the Letters of Credit issued for the account of U.S. Borrowers) of not less than U.S. $500,000.

                 (E) Each of the Subsidiaries of U.S. Holdings Guarantor to maintain at all times an Adjusted Tangible Net Worth of not less than its Adjusted Tangible Net Worth as of January 1, 1996.

SECTION 7.  COLLATERAL: GENERAL TERMS

         7.1. Grant of Security Interest. To secure the prompt payment and performance to Lender of the U.S. Obligations, each U.S. Borrower and the U.S. Holdings Guarantor hereby grants to Lender a continuing security interest in, security title to and Lien upon all the U.S. Collateral.

         7.2. Representations, Warranties and Covenants -- Collateral. To induce Lender to enter into this Agreement, each Obligated Borrower and U.S. Holdings Guarantor represents and warrants to, and covenants with, Lender as follows:

                 (A) The Collateral is now and will continue to be owned solely by U.S. Borrowers and U.S. Holdings Guarantor. No other Person has or will have any right, title, interest, claim, or Lien therein, thereon or thereto other than a Permitted Lien.

                 (B) The Liens granted to Lender are to be first and prior on the Collateral. No further action need be taken to perfect the Liens granted to Lender, other than the filing of continuation statements under the Code or other Applicable Law and continued possession by Lender of that portion of the Collateral constituting Instruments or Documents; provided, Obligated Borrowers acknowledge that Lender may request the processing of Lien notations on motor vehicle title certificates.

                 (C) All goods evidenced by the Collateral constituting Chattel Paper, Documents or Instruments, the possession of which has been given to Lender, are owned by U.S. Borrower and or U.S. Holdings Guarantor and the same are free and clear of any prior Lien. U.S. Borrowers and U.S. Holdings Guarantor further warrant and guarantee the value, quantities, sound condition, grades and qualities of the goods and services described therein.

         7.3. Lien Perfection. Each Obligated Borrower and U.S. Holdings Guarantor agrees to execute the UCC-1 financing statements provided for by the Code or other Applicable Law together with any and all other instruments, assignments or documents and are to take such other action as may be required to perfect or to continue the perfection of Lender's security interest in the Collateral including, without limitation, the execution at Lender's request of all documents deemed necessary by Lender to cause Lender's Lien to be noted on any motor vehicle title certificates for motor vehicles forming a part of the Collateral. Unless prohibited by Applicable Law, each Obligated Borrower and U.S. Holdings Guarantor hereby authorizes Lender to execute and file any such financing statement on such Obligated Borrower or U.S. Holdings Guarantor's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement is to be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

         7.4. Location of Collateral. All Collateral will at all times be kept by Obligated Borrower and Corporate Guarantors at one or more of the business locations set forth in the Location and Real Property Schedule or at customer sites and is not to be moved therefrom.

         7.5. Insurance of Collateral. The Obligated Borrowers and Corporate Guarantors are to maintain and pay for insurance upon all Collateral wherever located, in storage or in transit in vehicles, including goods evidenced by documents, covering casualty, hazard, public liability and such other risks and in such amounts and with such insurance companies as is to be reasonably satisfactory to Lender to insure Lender's interest in the Collateral. Each Obligated Borrower and Corporate Guarantor is to deliver to Lender an original certificate as to the issuance of each policy of insurance together with satisfactory lender's loss payable endorsements naming Lender loss payee. Each policy of insurance or endorsement is to contain a clause requiring the insurer to give not less than thirty (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Lender is to not be impaired or invalidated by any act or neglect of any Obligated Borrower, Corporate Guarantor or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If any Obligated Borrower or U.S. Holdings Guarantor fails to provide and pay for such insurance, Lender may, at any Obligated Borrower or U.S. Holdings Guarantor's expense, procure the same, but is not to be required to do so. Each Obligated Borrower and U.S. Holdings Guarantor agrees to deliver to Lender, promptly as rendered, true copies of all material reports made in any reporting forms to insurance companies. In addition to the insurance required herein with respect to the Collateral, each Obligated Borrower and U.S. Holdings Guarantor to maintain, with financially sound and reputable insurers, insurance with respect to their Properties and business against such casualties and contingencies of such type (including professional liability, larceny, embezzlement, or other criminal misappropriation insurance) and in such amounts as is customary in the business or as otherwise required by Lender. The Obligated Borrowers and the Corporate Guarantors shall deliver to Lender annually reports detailing all such insurance coverages.

         7.6. Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral (including, without limitation, all rent payable by each Obligated Borrower and Corporate Guarantor to any landlord of any premises where any of the Collateral may be located), and any and all Charges are to be borne and paid by any or all Obligated Borrowers or Corporate Guarantors. All sums paid or incurred by Lender in enforcing or protecting its Lien on or rights and interest in the Collateral or any of its rights or remedies under this or any other agreement between the parties hereto or in respect of any of the transactions to be had hereunder until paid by Obligated Borrowers and Corporate Guarantors to Lender with interest at the Default Rate, are to be considered Obligations, secured by all Collateral and by any and all other collateral, security, assets, reserves, or funds of Obligated Borrowers or Corporate Guarantors in or coming into the hands or inuring to the benefit of Lender. Lender is not to be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other Person whomsoever, but the same is to be at Obligated Borrowers' and Corporate Guarantor's sole risk.


SECTION 8.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         8.1. Events of Default. The occurrence of any one or more of the following conditions or events is to constitute an "Event of Default," whatever the reason for such event or condition and whether it be voluntary or involuntary, or within or without the control of Obligated Borrowers, U.S.

Holdings Guarantor, any Guarantor or any Subsidiary, or be effected by operation of law or pursuant to any order or judgment of a court or otherwise:

                 (A) Any Obligated Borrower fails to pay any of the Obligations, including, without limitation, any principal or interest owing on the Revolver Note, the Term Note, or the European Revolver Note, on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

                 (B) Any warranty, representation, or other statement made or furnished to Lender by or on behalf of any Obligated Borrower or any Guarantor or in any instrument, certificate or financial statement furnished in compliance with or in reference to this Agreement or the Schedules or any of the other Loan Documents proves to have been false or misleading in any material respect when made or furnished.

                 (C) Any Obligated Borrower or Guarantor fails or neglects to perform, keep or observe (i) any term in the Special Provisions Relating to Equipment, any covenant to comply with Applicable Law or furnish financial information as provided herein, or any of the Negative Covenants or Specific Financial Covenants or (ii) any other covenant contained in this Agreement (not dealt with specifically elsewhere in this Section) and the breach of such other covenant is not cured to Lender's satisfaction within fifteen (15) days after the sooner to occur of any Obligated Borrower or Corporate Guarantor's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of any Obligated Borrowers or Guarantor.

                 (D) Any event of default occurs under, or default by any Obligated Borrower or Corporate Guarantor in the performance or observance of any term, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default continues beyond any applicable period of grace.

                 (E) Any default or event of default on the part of any Obligated Borrower or Guarantor (including specifically, but without limitation, due to non-payment) under any agreement, document or instrument to which any Obligated Borrower or Guarantor is a party or by which any Obligated Borrower or Guarantor or any of their Property is bound, creating or relating to any Funded Indebtedness (other than the Obligations) if the payment or maturity of such Funded Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

                 (F) Any material loss, theft, damage or destruction not fully covered by insurance, or sale, lease or encumbrance of any of the Collateral or the making of any levy, seizure, or attachment thereof or thereon except in all cases as may be specifically permitted by other provisions of this Agreement.

                 (G) Any Obligated Borrower or Guarantor ceases to be Solvent or suffers the appointment of a receiver, trustee, custodian or similar fiduciary, or makes an assignment for the benefit of creditors, or any petition for an order for relief is filed by or against any Obligated

Borrower or Guarantor under the Bankruptcy Code (if against any Obligated Borrower or Guarantor, the continuation of such proceeding for more than sixty
(60) days), or any Obligated Borrower or Guarantor makes any offer of settlement, extension or composition to their respective unsecured creditors generally, or any motion, complaint or other pleading is filed in any bankruptcy case of any Person other than any Obligated Borrower or Guarantor and such motion, complaint or pleading seeks the consolidation of any Obligated Borrower or Guarantor's assets and liabilities with the assets and liabilities of such Persons.

                 (H) A cessation of a substantial part of the business of any Obligated Borrower or Guarantor for a period which significantly affects any Obligated Borrower or Guarantor's capacity to continue its business on a profitable basis; or any Obligated Borrower or Guarantor suffers the loss or revocation of any license or permit now held or hereafter acquired by any Obligated Borrower or Guarantor which is necessary to the continued or lawful operation of their business; or any Obligated Borrower or Guarantor is enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of their business affairs; or any material lease or agreement pursuant to which any Obligated Borrower or Guarantor leases, uses or occupies any Property is cancelled or terminated prior to the expiration of its stated term; or any part of the Collateral is taken through condemnation or the value of such Property is impaired through condemnation.

                 (I) Owner ceases to own and control, beneficially and of record, directly or indirectly at least fifty-one percent (51%) all of the issued and outstanding capital stock of any Obligated Borrower or any Corporate Guarantor.

                 (J) A Reportable Event occurs which Lender, in its sole discretion, determines in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan is terminated or any such trustee is requested or appointed, or if any Obligated Borrower or Corporate Guarantor is in "default" (as defined in
Section 4219(c) (5) of ERISA) with respect to payments to a Multiemployer Plan resulting from any Obligated Borrower or Corporate Guarantors complete or partial withdrawal from such Plan.

                 (K) Any Obligated Borrower, or any Guarantor, or any Affiliate, challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

                 (L) Any Guarantor revokes or attempts to revoke the Guaranty Agreement signed by such Guarantor, or repudiates such Guarantor's liability thereunder or becomes in default under the terms thereof.

                 (M) Any Obligated Borrower or any Guarantor are criminally indicted or convicted under any law that could lead to a forfeiture of any Property of any Obligated Borrower, Corporate

Guarantor or any Guarantor or any Obligated Borrower or any Guarantor suffers a forfeiture of any of their Property under any Forfeiture Law.

                 (N) Any money judgment, writ of attachment or similar process involving an amount individually or in the aggregate with other such judgments, writs of attachment or similar process entered or filed in the preceding 12- month period, in excess of $100,000 is entered or filed against any Obligated Borrower, Guarantor or any of their Property and remain unsatisfied and in effect for a period of sixty (60) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

         8.2. Acceleration of the Obligations. Upon or at any time after the occurrence of an Event of Default all of the Obligations then outstanding, at the option of Lender and without notice or demand by Lender, are to become at once due and payable. Each Obligated Borrower is to pay forthwith to Lender, in addition to any and all sums and charges due, the entire principal amount of and accrued and unpaid interest on the Obligations plus reasonable attorneys' fees, not to exceed fifteen percent (15%) of the Obligations, if the same are collected by or through an attorney at law. From and after the date of such acceleration, the unpaid principal amount of the Obligations is to bear interest at the Default Rate until paid in full. Nothing herein is to be construed to permit Lender to charge or collect any unmatured or unearned interest.

         8.3. Remedies. Upon or at any time after the occurrence of an Event of Default, Lender may exercise from time to time the following rights and remedies:

                 (A) The right to terminate the U.S. Revolver Facility and the European Revolver Facility without further notice to Obligated Borrowers.

                 (B) All of the rights and remedies of a secured party under the Code or under other Applicable Law and all other legal and equitable rights to which Lender may be entitled.

                 (C) The right to notify all Persons in any way liable on any Accounts, Instruments or Chattel Paper to make remittances to Lender of all sums due or to become due thereon and to collect and enforce payment of all Accounts, Instruments and Chattel Paper directly from the Persons liable thereon, by legal proceedings or otherwise, and generally exercise all of Obligated Borrowers' and Guarantor's rights and remedies with respect to the collection of the Accounts.

                 (D) The right (i) to take immediate possession of the Inventory and Equipment, or alternatively to require Obligated Borrowers and Guarantors to assemble the Inventory and Equipment, at each Obligated Borrower or Guarantor's expense, and make it available to Lender at a place designated by Lender that is reasonably convenient to both parties, and (ii) to enter any of the premises of any Obligated Borrower or Guarantor or wherever any of the Inventory or Equipment is located, and to keep and store the same on said premises until sold (and if said premises be the Property of any Obligated Borrower or Guarantor such Obligated Borrower or Guarantor agrees not to charge Lender for storage thereof).

                 (E) With respect to any or all of the Collateral (other than any real Property), the right to sell or otherwise dispose of all or any of such Collateral in its then condition, at public or private sale or sales, with such notice as may be required by applicable law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Ten (10) days written notice to any Obligated Borrower or Guarantor of any public or private sale or other disposition of any such Collateral is to be reasonable notice thereof; provided, however, that no notice of Lender's intended disposition of such Collateral is to be required if not otherwise required under Applicable Law. Lender is to have the right to conduct such sales on any Obligated Borrower or Guarantor's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with Applicable Law. Lender is to have the right to sell, lease or otherwise dispose of any such Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of any such Collateral at public or, if permitted by applicable law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations.

                 (F) The right at any time or times, to the fullest extent permitted by Applicable Law and without notice to any Obligated Borrower or Guarantor, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by Lender to or for the credit or the account of Obligated Borrowers, or Guarantor against any and all of the Obligations, irrespective of whether or not Lender has made any demand under any Loan Document and whether or not any of the Obligations (other than interest) may be unmatured.

                 (G) The right to foreclose or otherwise realize upon any of the real property of any Obligated Borrower or Guarantor encumbered by a Mortgage to Lender, in accordance with the terms of the Mortgage with respect to such real Property or Applicable Law.

Lender is hereby granted a license or other right to use, without charge, any Obligated Borrower or Guarantor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and any Obligated Borrower or Guarantor's rights under all licenses and all franchise agreements are to inure to Lender's benefit. The proceeds realized from the sale or other disposition of any Collateral may be applied, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any of the Collateral; secondly, to interest due upon any of the Obligations; and thirdly, to the principal amount of the Obligations. If any deficiency arises, each Obligated Borrower and each Guarantor will remain jointly and severally liable to Lender therefor.

         8.4. Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of each Obligated Borrower and Guarantor contained in this Agreement and the other Loan Documents, or in any other agreement between Lender and any Obligated Borrower or Guarantor, heretofore, concurrently, or hereafter entered into, are to be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of any Obligated Borrower or Guarantor herein contained.


SECTION 9.       SPECIAL PROVISIONS RELATING TO ACCOUNTS

         9.1. Representations, Warranties and Covenants. With respect to all Accounts, Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by any Obligated Borrower or Corporate Guarantor with respect to any Account or Accounts. With respect to each Account, each Obligated Borrower and Corporate Guarantor represents and warrants, except as otherwise described to Lender:

                 (A) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                 (B) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by an Obligated Borrower or Corporate Guarantor (or predecessor companies) in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Obligated Borrower or Corporate Guarantor and the Account Debtor and, to the best of such Obligated Borrower or Corporate Guarantor's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed, (ii) such Account Debtor is Solvent and (iii) there are no proceedings or actions which are to the knowledge of such Obligated Borrower or Corporate Guarantor threatened or pending against any Account Debtor thereunder which could reasonably be expected to result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account;

                 (C) With respect to Accounts not constituting Eligible Unbilled Accounts, it is for a liquidated amount maturing as stated in the duplicate invoice covering the Account, a copy of which has been furnished or is available to Lender;

                 (D) To the best of such Obligated Borrower or Corporate Guarantor's knowledge, at the time of sale, such Account, and Lender's security interest therein, was not subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to such Obligated Borrower or Corporate Guarantor and was not contingent in any respect or for any reason, and there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto; and

                 (E) Such Obligated Borrower or Corporate Guarantor has made no agreement with any Account Debtor for any deduction therefrom, except discounts or allowances which are granted by Such Obligated Borrower or Corporate Guarantor in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto.

         9.2. Assignments, Records and Schedules of Accounts. Each Obligated Borrower and Corporate Guarantor is to execute and deliver to Lender formal written assignments of all of such Obligated Borrower or Corporate Guarantor's Accounts monthly or more frequently if requested by Lender, which are to include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto. Each Obligated Borrower and Corporate Guarantor is to keep accurate and complete records of its Accounts and all payments and collections thereon.

         9.3.    Administration of Accounts.

                 (A) Each Obligated Borrower and Corporate Guarantor is promptly to report any discounts, allowances or credits, as the case may be, to Lender and in no event later than the time of its submission to Lender of the next Schedule of Accounts. Each Obligated Borrower and Corporate Guarantor is to provide Lender with written notice of any amounts in excess of the Accounts Dispute Amount in dispute, explaining in detail the reason for such dispute, all claims related thereto and the amount in controversy.

                 (B) If an Account includes a charge for any tax payable to any governmental taxing authority, Lender may pay the amount thereof to the proper taxing authority for the account of any Obligated Borrower or Corporate Guarantor and charge the Loan Account therefor. Each Obligated Borrower and Corporate Guarantor is to notify Lender if any Account includes any tax due to any governmental taxing authority and, in the absence of such notice, Lender is to have the right to retain the full proceeds of the Account and is not to be liable for any taxes to any governmental taxing authority that may be due by Obligated Borrowers or Corporate Guarantors by reason of the sale and delivery creating the Account.

                 (C) Any of Lender's officers, employees or agents are to have the right, at any time, in the name of Lender or any designee of Lender or any Obligated Borrowers or Corporate Guarantor, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise. All Obligated Borrowers and Corporate Guarantors are to cooperate fully with Lender to facilitate any such verification process.

         9.4. Collection of Accounts. U.S. Borrowers and U.S. Holdings Guarantor are to deposit all proceeds of the U.S. Collateral, including, without limitation, all remittances received by any U.S. Borrower or U.S. Holdings Guarantor on account of Accounts, or cause the same to be deposited in kind, in the Controlled Disbursement Account. Each U.S. Borrower and U.S. Holdings Guarantor is to issue to any such bank an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Controlled Disbursement Account for application on account of the Obligations. All funds deposited in the Controlled Disbursement Account are immediately to become the property of Lender and each U.S. Borrower and U.S. Holdings Guarantor is to obtain the agreement by such banks to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

SECTION 10.      SPECIAL PROVISIONS RELATING TO EQUIPMENT

         10.1. Dispositions of Equipment. Except as described on the Financial and Contingency Schedule, Obligated Borrowers and Corporate Guarantors will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the foregoing restriction is not to apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during the consecutive twelve-month period, have a fair market value or book value, whichever is greater, of U.S. $500,000 or less, provided that all Net Proceeds thereof are turned over to Lender for application to the U.S. Revolver Facility, (ii) dispositions of obsolete Equipment, provided that all Net Proceeds thereof are turned over to Lender for application to the U.S. Revolver Facility, or (iii) replacement of Equipment that is substantially worn or damaged with Equipment of like kind, function and value, provided that the replacement Equipment is to be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment is to be free and clear of Liens (except for Permitted Liens), each Obligated Borrower and Corporate Guarantor is to give Lender at least five (5) days prior written notice of such disposition and Borrowers are to turn over to Lender all Net Proceeds realized from any such disposition.

         IN WITNESS WHEREOF, this Agreement has been duly executed under seal in Atlanta, Georgia, on the day and year specified at the beginning hereof.


                                                   ARGENBRIGHT SECURITY, INC.
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:
   /s/
----------------------------                       By:  /s/
Notary Public                                         ------------------------------------
                                           Title:
   /s/                                           ---------------------------------
----------------------------
Unofficial Witness

   /s/
----------------------------                       Attest:  /s/
Notary Public                                             --------------------------------
                                           Title:
   /s/                                           ---------------------------------
----------------------------                           [CORPORATE SEAL]
Unofficial Witness
                                                   Address: 3465 North Desert Drive
                                                               Atlanta, Georgia  30344

                                                   Telecopier:
                                                              ----------------------------

                                                   ARGENBRIGHT, INC.
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:
   /s/
----------------------------                       By:  /s/
Notary Public                                         ------------------------------------
                                           Title:
   /s/                                           ---------------------------------
----------------------------
Unofficial Witness

   /s/
----------------------------                       Attest:  /s/
Notary Public                                             --------------------------------
                                           Title:
   /s/                                           ---------------------------------
----------------------------                            [CORPORATE SEAL]
Unofficial Witness
                                                   Address: 3465 North Desert Drive
                                                               Atlanta, Georgia  30344

                                                   Telecopier:
                                                              ----------------------------

                                                   ADI U.K. LIMITED
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:

   /s/                                             By:  /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/
----------------------------
Unofficial Witness

   /s/                                             Attest:  /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/                                                 [CORPORATE SEAL]
----------------------------
Unofficial Witness                                 Address:
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------

GERMANY                                            AVIATION DEFENCE INTERNATIONAL GERMANY
Signed, sealed, and                        LIMITED
delivered in the presence of:              ("OBLIGATED BORROWER")

   /s/
----------------------------               By:  /s/
Notary Public                                 ------------------------------------
                                                   Title:
   /s/                                                   ---------------------------------
----------------------------
Unofficial Witness

   /s/
----------------------------                       Attest:  /s/
Notary Public                                             --------------------------------
                                           Title:
   /s/                                           ---------------------------------
----------------------------                             [CORPORATE SEAL]
Unofficial Witness
                                                   Address
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                           Telecopier:
                                                      ----------------------------

                                                   ARGENBRIGHT HOLDINGS LIMITED
Signed, sealed, and                        ("U.S. HOLDINGS GUARANTOR")
delivered in the presence of:

   /s/                                             By:  /s/
----------------------------                           -----------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/
----------------------------
Unofficial Witness

   /s/                                             Attest:  /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/                                                   [CORPORATE SEAL]
----------------------------
Unofficial Witness                                 Address: 3465 North Desert Drive
                                                               Atlanta, Georgia  30344

                                                   Telecopier:____________________________


                                                   THE ADI GROUP LIMITED
Signed, sealed, and                        ("EUROPEAN GUARANTOR")
delivered in the presence of:

   /s/                                             By:  /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/
----------------------------
Unofficial Witness

   /s/                                             Attest:  /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 ---------------------------------
   /s/                                                    [CORPORATE SEAL]
----------------------------
Unofficial Witness                                 Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------

                                                   FIRST UNION COMMERCIAL CORPORATION
Signed, sealed, and                        ("LENDER")
delivered in the presence of:
  /s/
----------------------------                       By:  /s/
Notary Public                                         ------------------------------------
                                           Title
  /s/                                            ---------------------------------
----------------------------
Unofficial Witness

  /s/
----------------------------                       Attest:  /s/
Notary Public                                             --------------------------------
                                           Title:
  /s/                                            ---------------------------------
----------------------------                                  [CORPORATE SEAL]
Unofficial Witness
                                                   Address:
                                                           _______________________________
                                                           _______________________________
                                                           _______________________________
                                                   Telecopier:____________________________


                         LOAN AND SECURITY AGREEMENT


                      FIRST UNION COMMERCIAL CORPORATION


                Schedules to Loan and Security Agreement with
                      First Union Commercial Corporation



         The following Schedules (the "Schedules") are provided by the Obligated Borrowers and Corporate Guarantor for inclusion in, and are hereby made a part of the referenced Loan and Security Agreement (the "Agreement"). All capitalized terms not defined in the Schedules are to have the meanings provided the terms in the Agreement.

         Obligated Borrowers and Corporate Guarantor hereby represent and warrant that, as of the Closing Date and after consummation of the transactions contemplated by the Agreement, all information provided in the Schedule is true and correct in all respects and that all attachments to the Schedule are true, correct and complete copies.

         The representations and warranties provided in these Schedules are to survive the Closing.

         Obligated Borrowers and Corporate Guarantor covenant to notify Lender as promptly as practicable of any changes or contemplated changes in the information reflected in the Schedules. Such notification, however, will not affect in any way the contractual significance of such changes, including, without limitation, whether any such change constitutes a Default or Event of Default.


                                                   ARGENBRIGHT SECURITY, INC.
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:

  /s/                                              By:  /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------
  /s/
----------------------------
Unofficial Witness

  /s/                                              Attest:  /s/
----------------------------                              --------------------------------
Notary Public                              Title
                                                 ---------------------------------
  /s/                                                   [CORPORATE SEAL]
----------------------------
Unofficial Witness


                                                   Address:
                                                            --------------------------------
                                                            --------------------------------
                                                            --------------------------------
                                                   Telecopier:
                                                              ------------------------------
                                                   ARGENBRIGHT, INC.
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:

  /s/                                              By:  /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------
  /s/
----------------------------
Unofficial Witness

  /s/                                              Attest:  /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 ---------------------------------
  /s/                                                   [CORPORATE SEAL]
----------------------------
Unofficial Witness                                 Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------

                                                   ADI U.K. LIMITED
Signed, sealed, and                        ("OBLIGATED BORROWER")
delivered in the presence of:
/s/                                                By: /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------

/s/
----------------------------
Unofficial Witness


/s/                                                Attest: /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 ---------------------------------
                                                         [CORPORATE SEAL]
/s/
----------------------------
Unofficial Witness
                                                   Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------

GERMANY                                            AVIATION DEFENCE INTERNATIONAL GERMANY
Signed, sealed, and
delivered in the presence of:              LIMITED
/s/                                        ("OBLIGATED BORROWER")
----------------------------
Notary Public
                                           By: /s/
                                              ------------------------------------
/s/                                                Title:
----------------------------                             ---------------------------------
Unofficial Witness


/s/
----------------------------
Notary Public                                      Attest: /s/
                                                          --------------------------------
                                           Title:
/s/                                              ---------------------------------
----------------------------
Unofficial Witness

                                                   Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------


                                                   ARGENBRIGHT HOLDINGS LIMITED
Signed, sealed, and                        ("U.S. HOLDINGS GUARANTOR")
delivered in the presence of
/s/                                                By: /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------
/s/
----------------------------
Unofficial Witness


/s/                                                 Attest: /s/
----------------------------                               -------------------------------
Notary Public                              Title:
                                                 --------------------------------
                                                             [CORPORATE SEAL]
/s/
----------------------------
Unofficial Witness
                                                   Address:
                                                           -------------------------------
                                                               ---------------------------
                                                   Telecopier:
                                                              ----------------------------

                                                   THE ADI GROUP LIMITED
Signed, sealed, and                        ("EUROPEAN GUARANTOR")
delivered in the presence of:
/s/                                                By: /s/
----------------------------                         -------------------------------------
Notary Public                              Title:
                                                 --------------------------------

/s/
----------------------------
Unofficial Witness


/s/                                                Attest: /s/
----------------------------                              --------------------------------
Notary Public                              Title:
                                                 --------------------------------
                                                         [CORPORATE SEAL]
/s/
----------------------------
Unofficial Witness                                 Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------


                                                   FIRST UNION COMMERCIAL CORPORATION
Signed, sealed, and                        ("LENDER")
delivered in the presence of:
/s/                                                By: /s/
----------------------------                          ------------------------------------
Notary Public                              Title:
                                                 ---------------------------------

/s/
----------------------------
Unofficial Witness

/s/                                               Attest: /s/
----------------------------                             ---------------------------------
Notary Public                              Title:
                                                 ---------------------------------
                                                          [CORPORATE SEAL]
/s/
----------------------------
Unofficial Witness
                                                   Address:
                                                           -------------------------------
                                                           -------------------------------
                                                           -------------------------------
                                                   Telecopier:
                                                              ----------------------------